                                                    Registration Number 33-36525
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM  S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                        Post-Effective Amendment No. 14

               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas  77550
         (Complete Address of Depositor's Principal Executive Offices)

Rex D. Hemme                               Jerry L. Adams
Vice President, Actuary                    Greer, Herz & Adams, L.L.P.
American National            With copy to: One Moody Plaza, 18th Floor
Insurance Company                          Galveston, Texas 77550
One Moody Plaza
Galveston, Texas  77550
(Name and Address of Agent for Service)

--------------------------------------------------------------------------------
Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule 24f-2(b)(1) has been filed in the Office of the Securities and Exchange Commission on March 30, 2001 for the Registrant's fiscal year ending
December 31, 2000.
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b) of Rule 485

[X]    on May 1, 2001 pursuant to paragraph (b) of Rule 485

[ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]    on  (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Variable Life Insurance Policies

INVESTRAC GOLD VARIABLE UNIVERSAL LIFE

Issued by American National Insurance Company
Home Office One Moody Plaza Galveston, Texas 77550
Prospectus May 1, 2001 1-800-306-2959

This prospectus describes a variable universal life insurance policy offered by American National Insurance Company. The policy provides life insurance protection with flexibility to vary the amount and timing of premium payments and the level of death benefit. The death benefits available under your policy can increase if the value of the policy increases.

The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class or T. Rowe Price. The portfolios currently available for purchase by the subaccounts are:

American National Fund                    Fidelity Funds
 .  Money Market Portfolio                 .  Money Market Portfolio
 .  Growth Portfolio                       .  Equity-Income Portfolio
 .  Balanced Portfolio                     .  High Income Portfolio
 .  Equity Income Portfolio                .  Growth Portfolio
 .  High Yield Portfolio                   .  Overseas Portfolio
 .  International Stock Portfolio          .  Contrafund Portfolio
 .  Small-Cap/Mid-Cap Portfolio            .  Asset Manager: Growth Portfolio
 .  Government Bond Portfolio              .  Investment Grade Bond Portfolio
                                          .  Asset Manager Portfolio
T. Rowe Price Funds                       .  Index 500 Portfolio
 .  Equity Income Portfolio                .  Balanced Portfolio
 .  Mid-Cap Growth Portfolio               .  Growth and Income Portfolio
 .  International Stock Portfolio          .  Mid Cap Portfolio
                                          .  Growth Opportunities Portfolio


The Securities and Exchange Commission has not approved or disapproved the policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The policy involves investment risks, including possible loss of principal. For a full description of the American National Fund, T. Rowe Price Funds and Fidelity Funds, their investment policies and regulations, risks, charges and expenses and other aspects of their operation, see their prospectuses.

         Please read this prospectus and keep it for future reference.





Form 5427                                                              Rev. 5-01

TABLE OF CONTENTS
                                                      Page
Definitions.........................................    4
Summary.............................................    6
 The Policy.........................................    6
 Issuance of a Policy...............................    6
 Allocation of Premiums.............................    6
 Policy Benefits and Rights.........................    7
 Charges............................................    8
 Taxes..............................................   10
Policy Benefits.....................................   11
 Purposes of the Policy.............................   11
 Death Benefit Proceeds.............................   11
 Benefits at Maturity...............................   11
 Death Benefit Options..............................   11
 Guaranteed Coverage Benefit........................   15
 Duration of the Policy.............................   15
 Accumulation Value.................................   16
 Payment of Policy Benefits.........................   16
Policy Rights.......................................   19
 Loan Benefits......................................   19
 Surrenders.........................................   20
 Transfers..........................................   21
 Refund Privilege...................................   22
 Right to Exchange for a Universal Life Policy......   23
Payment and Allocation of Premiums..................   24
 Issuance of a Policy...............................   24
 Premiums...........................................   24
 Premium Flexibility................................   24
 Allocation of Premiums and Accumulation Value......   25
 Grace Period and Reinstatement.....................   25
Charges and Deductions..............................   27
 Premium Charges....................................   27
 Charges from Accumulation Value....................   27
 Monthly Deduction..................................   27
 Cost of Insurance..................................   27
 Surrender Charge...................................   28
 Transfer Charge....................................   28

                                                     Page
 Partial Surrender Charge...........................  28
 Daily Charges Against the Separate Account.........  28
 Fees and Expenses Incurred by Eligible Portfolios..  29
 Taxes..............................................  29
 Exceptions to Charges..............................  29
American National Insurance Company, the Separate
 Account, the Funds and the Fixed Account...........  30
 American National Insurance Company................  30
 The Separate Account...............................  30
 The Funds..........................................  33
 Fixed Account......................................  35
Federal Tax Matters.................................  37
 Introduction.......................................  37
 Tax Status of the Policy...........................  37
 Tax Treatment of Policy Proceeds...................  38
 American National's Income Taxes...................  41
Other Information...................................  42
 Sale of the Policy.................................  42
 The Contract.......................................  42
 Dividends..........................................  44
 Legal Matters......................................  44
 Legal Proceedings..................................  44
 Registration Statement.............................  44
 Experts............................................  44
Senior Executive Officers and Directors of
 American National Insurance Company................  46
Appendix............................................  53
 Illustrations of Death Benefits,
 Accumulation Values and Surrender Values...........  55
Financial Statements................................  59

DEFINITIONS

Accumulation Value. The total amount that a Policy provides for investment at any time.

Age at Issue. The age at the Insured's last birthday before the Date of Issue

American National Fund. American National Investment Accounts, Inc.

Attained Age. Age at Issue plus the number of complete Policy Years.

Beneficiary. The Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Daily Asset Charge. A charge equal to an annual rate of 0.90% of the average daily Accumulation Value of each subaccount.

Date of Issue. The Date of Issue in the Policy and any riders to the Policy.

Death Benefit. The amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds. The proceeds payable upon death of the Insured.

Declared Rate. The rate at which interest is credited in the Fixed Account.

Effective Date. The later of the Date of Issue or the date on which:

 .  the first premium, as shown on the Policy Data Page, has been paid; and

 .  the Policy has been delivered during the Insured's lifetime and good health.

   Any increase in Specified Amount, addition of a benefit rider, or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such change or for reinstatement of the Policy.

Eligible Portfolio. A Portfolio of American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class and T. Rowe Price, in which a subaccount can be invested.

Fidelity Funds. Fidelity Variable Insurance Products Initial Class

Fixed Account. A part of our General Account which accumulates interest at a fixed rate.

General Account. Includes all of our assets except assets segregated into separate accounts.

Guaranteed Coverage Benefit. Our agreement to keep the Policy in force if the Guaranteed Coverage Premium is paid and other Policy provisions are met.

Guaranteed Coverage Premium. A specified premium which, if paid in advance as required, will keep the Policy in force so long as other Policy provisions are met.

Insured. The person upon whose life the Policy is issued.

Monthly Deduction. The sum of (1) cost of insurance charge, (2) charge for any riders, and (3) administrative charge shown on the Policy Data Page.

Monthly Deduction Date. The same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk. Your Death Benefit minus your Accumulation Value.

Net Premium. Premium less premium charges (sales load charge, premium tax charge and transaction charge).

Planned Periodic Premiums. Scheduled premiums selected by you.

Policy. The variable universal life insurance policy described in this prospectus.

Policy Data Page. The pages of the Policy so titled.

Policy Debt. The sum of all unpaid Policy loans and accrued interest thereon.

Policyowner ("You"). The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

Policy Year. The period from one Policy anniversary date until the next Policy anniversary date.

Satisfactory Proof of Death. Submission of the following:

 .  a certified copy of the death certificate;
 .  a claimant statement;
 .  the Policy; and
 . any other information that we may reasonably require to establish the validity of the claim.

Specified Amount. The minimum Death Benefit under the Policy until the Insured reaches Attained Age of 95. The Specified Amount is an amount you select in accordance with Policy requirements.

Surrender Value. The Accumulation Value less Policy Debt and surrender charges.

T. Rowe Price Funds. T. Rowe Price International Series, Inc. and T. Rowe Price Equity Series, Inc.

Valuation Date. Each day the New York Stock Exchange ("NYSE") is open for regular trading. A redemption, transfer or purchase can be made only on days that American National is open. American National will be open on each day the NYSE is open except for the day after Thanksgiving and Christmas Eve day.

Valuation Period. The close of business on one Valuation Date to the close of business on another.

SUMMARY

The Policy is not available in some states. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with information that is different.

You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and there is no Policy Debt.

The Policy

The Policy is a flexible premium variable universal life insurance policy.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See "Premium Flexibility," page 24.)

The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See "Death Benefit," page 7 and "Accumulation Value," page 16). You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

Issuance of a Policy

In order to purchase a Policy, you must submit an application to us. We review the application to determine whether the Policy can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Policy to have an Effective Date. Accordingly, the Date of Issue may be before the Effective Date. Your initial premium can be re-submitted if the underwriting review of the application is later completed.

Allocation of Premiums

You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See "The Separate Account," page 30 and "Fixed Account," page 35). The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the Fidelity Money Market Portfolio. Premium payments received within 15 days after the Date of Issue are also allocated to the Fidelity Money Market Portfolio. After the 15 day period, premium payments and Accumulation Value are allocated among the Eligible Portfolios in accordance with your instructions as contained in the application. The minimum percentage that you may allocate to any one subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used.

Policy Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See "Death Benefit Options," page 12.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See "Payment of Policy Benefits," page 16.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See "Death Benefit Options," page 12 and "Change in Specified Amount," page 14).

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, partial surrenders, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Policy. A surrender charge will be deducted from the amount paid upon a partial withdrawal. (See "Partial Surrender Charge," page 28. See "Surrenders," page 20). Surrenders may have tax consequences. (See "Federal Tax Matters," page 37).

Policy Loans. You can borrow money from us using the Policy as security for the loan. (See "Loan Benefits," page 19). Policy loans may have tax consequences. (See Federal Tax Matters," page 37).

Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The free look period runs until the later of:

 .  45 days after the application is signed

 .  10 days after you receive the Policy

 .  10 days after we deliver a notice concerning cancellation

The date you receive your Policy will not necessarily be the date you submit your premium.

(See "Refund Privilege," page 22.)

Policy Lapse and Guaranteed Coverage Benefit. During the first two Policy Years, we will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met. After the Guaranteed Coverage Benefit period, the Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if Planned Periodic Premiums are paid. (See "Payment and Allocation of Premiums," page 24.)

Charges

Premium Charges. Your premiums will be reduced by the following charges before being allocated in the subaccounts or the Fixed Account:

 .  a sales charge of 4% of each premium, plus

 .  premium taxes, which vary among the states and range from 0% to 4%; plus

 .  a transaction charge of $2.00.

Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Daily Asset Charges as follows:

 .  On each Monthly Deduction Date by:

   . Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Policy month.

      The monthly cost of insurance rate is based on the Insured's sex (if Policy is issued on a sex distinct basis), Attained Age, Specified Amount and underwriting risk class. The rate may vary if the Insured is a tobacco user or tobacco non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

   .  Charge for the Cost of any Riders.

   . Monthly Administrative Charge. During the first 12 Policy months and during the first 12 Policy months following an increase in Specified Amount (other than increases caused by a change in Death Benefit option), an administrative charge will be deducted from the Accumulation Value. The administrative charge ranges from $2.50 plus $0.0632 per $1,000 of Specified Amount at age 0 to $2.50 plus $2.59 per $1,000 of Specified Amount at age 75, and thereafter $2.50 plus $0.025 per $1,000 of Specified Amount.

 . On each Valuation Date, by a Daily Asset Charge not to exceed 0.90% annually of the average daily Accumulation Value in each subaccount. (See "Charges and Deductions," page 27.)

Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The net asset value of those shares is reduced by the Eligible Portfolios' expenses.



                       Eligible Portfolio Annual Expenses
                       ----------------------------------
                    (as a percentage of average net assets)


                     Portfolio                       Management   Other Exp.   Total Exp.   Management   Other Exp.   Total Exp.
                                                      Fees With      With       With Fees     Without      Without      Without
                                                      Reduction    Reduction    Reduction    Reduction    Reduction    Reduction
--------------------------------------------------------------------------------------------------------------------------------
American National Money Market Portfolio 1                 0.50%        0.37%        0.87%        0.50%        0.43%        1.18%
American National Growth Portfolio 1                       0.50%        0.37%        0.87%        0.50%        0.42%        0.92%
American National Balanced Portfolio 1                     0.50%        0.40%        0.90%        0.50%        0.88%        1.08%
American National Equity Income Portfolio 1                0.50%        0.42%        0.92%        0.50%        0.42%        0.92%
American National High Yield Bond Portfolio1               0.55%        0.25%        0.80%        0.55%        0.33%        0.88%
American National International Stock Portfolio 1          0.75%        0.35%        1.10%        0.75%        0.62%        1.37%
American National Small-Cap/Mid-Cap Portfolio 1            1.25%        0.25%        1.50%        1.25%        0.75%        2.00%
American National Governmental Bond Portfolio 1            0.50%        0.30%        0.80%        0.50%        0.46%        0.96%
Fidelity High Income Portfolio                             0.58%        0.10%        0.68%        0.58%        0.10%        0.68%
Fidelity Money Market Portfolio                            0.27%        0.08%        0.35%        0.27%        0.08%        0.35%
Fidelity Equity-Income Portfolio 2                         0.48%        0.08%        0.56%        0.48%        0.08%        0.56%
Fidelity Growth Portfolio 2                                0.57%        0.08%        0.65%        0.57%        0.08%        0.65%
Fidelity Overseas Portfolio 2                              0.72%        0.17%        0.89%        0.72%        0.17%        0.89%
Fidelity Investment Grade Bond Portfolio                   0.43%        0.11%        0.54%        0.43%        0.11%        0.54%
Fidelity Asset Manager Portfolio                           0.53%        0.08%        0.61%        0.53%        0.08%        0.61%
Fidelity Index 500 Portfolio                               0.24%        0.09%        0.33%        0.24%        0.09%        0.33%
Fidelity Contrafund Portfolio 2                            0.57%        0.09%        0.66%        0.57%        0.09%        0.66%
Fidelity Asset Manager Growth Portfolio 2                  0.58%        0.11%        0.69%        0.58%        0.11%        0.69%
Fidelity Balanced Portfolio 2                              0.43%        0.15%        0.58%        0.43%        0.15%        0.58%
Fidelity Growth and Income Portfolio 2                     0.48%        0.10%        0.58%        0.48%        0.10%        0.58%
Fidelity Mid Cap Portfolio 2                               0.57%        0.17%        0.74%        0.57%        0.17%        0.74%
Fidelity Growth Opportunities Portfolio 2                  0.58%        0.10%        0.68%        0.58%        0.10%        0.68%
T. Rowe Price Equity Income Portfolio 3                    0.85%        0.00%        0.85%        0.85%        0.00%        0.85%
T. Rowe Price Mid-Cap Growth Portfolio 3                   0.85%        0.00%        0.85%        0.85%        0.00%        0.85%
T. Rowe Price International Stock Portfolio 3              1.05%        0.00%        1.05%        1.05%        0.00%        1.05%

1 Under its Administrative Service Agreement with the American National Fund, Securities Management and Research, Inc. ("SM&R"), the American National Fund's investment advisor and manager, has agreed to pay (or to reimburse each Portfolio for) each Portfolio's expenses (including the advisory fee and administrative services fee paid to SM&R, but exclusive of interest, commissions, and other expenses incidental to Portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the American National Fund effective May 1, 1994 until April 30, 2002, pursuant to which SM&R has agreed to reimburse the AN High Yield Bond Portfolio and the AN Government Bond Portfolio for expenses in excess of 0.80%, the AN Money Market Portfolio and the AN Growth Portfolio for expenses in excess of 0.87%; the AN Balanced Portfolio for expenses in excess of 0.90%; the AN Equity Income Portfolio for expenses in excess of 0.92%, the AN International Stock Portfolio for expenses in excess of 1.10%; and the AN Small-Cap/Mid-Cap Portfolio for expenses in excess of 1.50%, of each of such portfolio's average daily net assets during such period. SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period

2 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with the fund's custodian, whereby interest earned on uninvested cash balances was used to reduce the fund's custodian expenses.

3 Management fees include operating expenses.

See the prospectuses for American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class and T. Rowe Price for more detailed information about the Eligible Portfolios' fees and expenses.

Surrender Charges. If you surrender all or a portion of your Policy, a surrender charge will be assessed. The surrender charge for a full surrender is assessed based on the amount of premiums paid and the amount of surrender premium shown on the Policy Data Page, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount.

If you surrender your Policy before the 10/th/ Policy anniversary or within 10 years after an increase in Specified Amount, we will deduct a surrender charge. The surrender charge is 26% of premiums paid up to the amount of surrender premium, plus 5% of the additional premiums paid up to:

 . for issue (or increase) ages 0-64, an amount equal to nine times the amount of surrender premium

 . for issue (or increase) ages 65-70, an amount equal to five times the amount of surrender premium

 . for issue (or increase) ages 71-75, an amount equal to three times the amount of surrender premium

(See "Surrender Charge," page 28.) A partial surrender charge is made against the Accumulation Value being withdrawn and is proportional to the charge for a full surrender. In addition, we will charge $25 for each partial surrender. (See "Partial Surrender Charge," page 28).

Transfer Charge. The first 4 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $25 will be deducted from the amount transferred. (See "Transfer Charge," page 28.)

Taxes

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

Under certain circumstances, a Policy could be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable income and then as a return of basis or investment in the policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the policy and then as distributing taxable income. Moreover, loans will not be treated as distributions and neither distributions nor loans are subject to the 10% penalty tax.

See "Federal Tax Matters," page 37, for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

Purposes of the Policy

The Policy is designed to provide you:

 .  life insurance protection,

 . Death Benefits which may and Accumulation Value which will vary with performance of your chosen investment options,

 .  flexibility in the amount and frequency of premium payments,

 . flexibility in the level of life insurance protection, subject to certain limitations, and

 . a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Policy requirements.

Death Benefit Proceeds

We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

 .  the Death Benefit; plus

 .  additional life insurance proceeds provided by riders; minus

 .  Policy Debt; minus

 .  unpaid Monthly Deduction.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

 .  the Beneficiary or Beneficiaries, or

 . if no Beneficiary survives the Insured, the Insured's estate will receive the proceeds.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See "Payment of Policy Benefits," page 16.)

Benefits at Maturity

The Policy will mature on the Policy anniversary after the Insured's 95/th/ birthday, if Insured is living. Upon maturity of the Policy, we will pay you the Accumulation Value less Policy Debt.


Death Benefit Options

You choose one of two Death Benefit options in the application. The Death Benefit under either option will equal or exceed the current Specified Amount of the Policy.

Option A. Under Option A the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of death. The applicable percentage declines as the age of the Insured increases as shown in the following Corridor Percentage Table:

                           CORRIDOR PERCENTAGE TABLE

     Attained         Corridor   Attained   Corridor   Attained   Corridor
-------------------  ----------  --------  ----------  --------  ----------
        Age          Percentage    Age     Percentage    Age     Percentage
   40 or younger        250        54         157        68         117
        41              243        55         150        69         116
        42              236        56         146        70         115
        43              229        57         142        71         113
        44              222        58         138        72         111
        45              215        59         134        73         109
        46              209        60         130        74         107
        47              203        61         128     75 to 90      105
        48              197        62         126        91         104
        49              191        63         124        92         103
        50              185        64         122        93         102
        51              178        65         120        94         101
        52              171        66         119
        53              164        67         118


OPTION A EXAMPLE. Assume that the Insured's Attained Age is between 0 and 40. A Policy with a $50,000 Specified Amount will generally pay $50,000 in Death Benefits. However, the Death Benefit will be the greater of $50,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $20,000, the Death Benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $30,000 will provide a Death Benefit of $75,000 ($30,000 x 250%); an Accumulation Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); and, an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Accumulation Value exceeds $20,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000.

Option B. The Death Benefit is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured's date of death. The corridor percentage is the same as under Option A: 250% at Attained Age 40 or younger on the Policy anniversary before the date of death, and for an Attained Age over 40 on that Policy anniversary the percentage declines as shown in the Corridor Percentage Table. The amount of the Death Benefit will always vary as the Accumulation Value varies but will never be less than the Specified Amount.

OPTION B EXAMPLE. Assume that the Insured is age 40 or younger. A Policy with a Specified Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Accumulation Value. For example, for a Policy with Accumulation Value of $5,000, the Death Benefit will be $55,000 ($50,000 + $5,000); for an
Accumulation Value of $10,000, the Death Benefit will be $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. As a result, if the Accumulation Value exceeds approximately $33,334, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $33,334 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $33,334 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Policy with Accumulation Value of $20,000, the Death Benefit will be $70,000 (Specified Amount $50,000 plus $20,000 Accumulation Value); for an Accumulation Value of $30,000, the Death Benefit will be $80,000 ($50,000 plus $30,000); and for an Accumulation Value of $50,000, the Death Benefit will be $125,000 ($50,000 x 250% is greater than $50,000 plus $50,000).

Similarly, any time Accumulation Value exceeds $33,334, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

If you want favorable investment performance to:

 .  increase your Death Benefit, you should:

   . choose Option A if your Accumulation Value times corridor percentage is greater than your Specified Amount, or

   .  choose Option B if:

      . your Accumulation Value times corridor percentage is less than your Specified Amount, or

      . your Accumulation Value times corridor percentage is greater than your Specified Amount plus Accumulation Value

 .  keep your cost of insurance charges to a minimum, you should:

   . choose Option A if your Accumulation Value times corridor percentage is less than your Specified Amount, or

   . choose Option B if your Accumulation Value times corridor percentage is greater than your Specified Amount.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The effective date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See "Federal Tax Matters," page 37.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the effective date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the effective date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than $50,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium.

A change in the Death Benefit option may affect subsequent cost of insurance charges which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly policy charges. (See "Charges and Deductions," page 27.)

Change in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy at any time and may decrease the Specified Amount at any time after the first two Policy Years. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See "Cost of Insurance," page 27 and "Federal Tax Matters," page 37.)

The Specified Amount after a decrease may not be less than $50,000.

If following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet these requirements.

You cannot decrease the Specified Amount if the Insured's Attained Age exceeds
94. A decrease in Specified Amount will take effect on the Monthly Deduction Date which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See "Charges from Accumulation Value," page 27.) An additional premium may be required. (See "Premiums Upon Increase in Specified Amount," page 25.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured's Attained Age is over 75. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement. (See "Charges and Deductions," page 27.)

You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See "Refund Privilege," page 22.)

Methods of Affecting Insurance Protection. Your "pure insurance protection" will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by a Policy as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Policy. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

 . A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection and cost of insurance charges.

 . An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Policy charges generally increase as well.

 . If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

 . If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Policy will lapse.

 . A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Policy in force for the first two Policy Years so long as the sum of premiums paid at any time during such period is at least:

 . the sum of Guaranteed Coverage Premium for each month from the start of the period, including the current month, and

 .  partial surrenders and Policy Debt.

Duration of the Policy

The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See "Grace Period and Reinstatement," page 25.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

 . the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus

 .  the value in the Fixed Account; plus

 .  Net Premiums received on the Valuation Date, plus

 .  Accumulation Value securing Policy Debt; less

 .  partial surrenders, and related charges, processed on that Valuation Date;
   less

 .  any Monthly Deduction processed on that Valuation Date; less

 .  any federal or state income taxes.

The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date.

Determination of Unit Value. The unit value of each subaccount is equal to:

 . the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by

 . the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus

 .  the Daily Asset Charge, and divided by

 . the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.

Payment of Policy Benefits

Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund or Policy loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See "Postponement of Payments," page 43.) You can decide how benefits will be paid. During the Insured's lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following four methods:

 . Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 3.5% per year or at a higher rate, as our option.

 .  Option 2. Installments for Life with the Option to Choose a Period Certain.
   The fixed period may be 10 or 20 years.

 . Option 3. Equal Installments of a Fixed Amount Payable Annually, semi-annually, quarterly, or monthly. The sum of the installments paid in one year must be at least $40.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 3.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

 . Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 3.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.

Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.

When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.

General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 3.5% per year.

To avoid paying installments of less than $20.00 each, we will:

 .  change the installments to a quarterly, semi-annual or annual basis; and/or

 .  reduce the number of installments.

If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.

At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is 3.5%. With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

 .  joint or successive payees, or

 .  other than a natural person.

POLICY RIGHTS

Loan Benefits

Loan Privileges. You can borrow money from us using your Policy as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

 . during the first two Policy Years, you cannot borrow more than 75% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received

 .  after the first two Policy years, you can borrow up to 90% of the Surrender
   Value, as calculated at the end of the Valuation Period during which your loan request is received

Preferred loans accrue interest at a lower rate. You cannot obtain a preferred loan until after the seventh Policy Year. We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:

 .  the above-mentioned loan limits, or

 . the Accumulation Value less Policy Debt and less premiums paid (adjusted by partial surrenders).

The loan may be repaid in whole or in part during the Insured's lifetime. Loans generally are funded within seven days after receipt of a written request. (See "Postponement of Payments," page 43.) Loans may have tax consequences. (See "Federal Tax Matters," page 37.)

Interest. Loans will accrue interest on a daily basis at a rate of 6.0% per year. Interest is due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate.

Amounts held to secure Policy loans will earn interest at the annual rate of 4.5%, or 6.0% on preferred loans, credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the Fixed Account at that time.

Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Policy Debt. The Accumulation Value transferred will be deducted from the subaccounts and the Fixed Account in accordance with your instructions. The minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the

Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A Policy loan may have tax consequences. (See "Federal Tax Matters," page 37.)

A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the Subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.

Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See "Grace Period and Reinstatement," page 25.)

Repayment of Policy Debt. If we receive payments while a Policy loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Policy Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy.

Surrenders

During the life of the Insured, you can surrender the Policy in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See "Postponement of Payments," page 43.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See "Payment of Policy Benefits," page 16.) Surrenders may have tax consequences. (See "Federal Tax Matters," page 37.)

Full Surrenders. If the Policy is being fully surrendered, you must return the Policy to us with your request. Coverage under the Policy will terminate as of the date of a full surrender. We may deduct a surrender charge. (See "Surrender Charge," page 28.)

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See "Partial Surrender Charge," page 28.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the request is received. The deduction will be allocated to the subaccounts and the Fixed Account according to your instructions, provided that the minimum amount remaining in a subaccount as a result of the allocation is $100. If you do not provide allocation instructions or if your allocation instructions conflict with the $100 minimum described above, we will allocate the partial surrender among the subaccounts and the Fixed Account pro-rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first, and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See "Cost of Insurance," page 27; "Methods of Affecting Insurance Protection," page 15.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount shown in the following table:

                        MINIMUM SPECIFIED AMOUNT TABLE

              During Policy Year     Minimum Specified Amount
           ------------------------  ------------------------
                      1                    $50,000
                      2                    $45,000
                      3                    $40,000
                      4                    $35,000
                  Thereafter               $25,000

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See "Postponement of Payments," page 43.)

Transfers

You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first four transfers in a Policy Year will be free. We will charge $25 for each additional transfer. Such charge will be deducted from the amount transferred. (See "Transfer

Charge," page 28.) Transfers resulting from Policy loans will not be subject to a transfer charge or be counted for purposes of determining the number of free transfers.

During the thirty day period beginning on the Policy anniversary, you may make one transfer from the Fixed Account to the subaccounts. This transfer is free. The maximum amount you can transfer from the Fixed Account to the subaccounts is the greater of:

 .  twenty-five percent of the amount in the Fixed Account, or

 .  $1,000.

If we receive a request to transfer funds out of the Fixed Account before the Policy anniversary, the transfer will be made at the end of the Valuation Period during which the Policy anniversary occurs. If we receive a proper transfer request within 30 days after the Policy anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

We will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing your written confirmation of the transaction, and making a tape recording of the telephoned instructions. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date
of birth, or other identifying information.   There are risks associated with
telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests. We can not guarantee that we will be available to accept telephone transfer instructions.

The policies are first and foremost life insurance policies, designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Refund Privilege

You have a free look period in which to examine a Policy and return it for a refund. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the Fidelity Money Market Portfolio and by investment gains and losses thereafter. (See "Allocation of Premiums," page 25.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See "Postponement of Payments," page 43.)

Right to Exchange for a Universal Life Policy

During the first two Policy years, you can exchange the Policy for a universal life policy we issue. No evidence of insurability will be required for the exchange. The new policy will have the same Date of Issue and premium class as the Policy. Any rider in force with the Policy will be issued with the new policy. You can have the specified amount of the new policy equal:

 .  if under Death Benefit option A, the Death Benefit less Policy Debt, or

 . if under Death Benefit option B, the Death Benefit minus Accumulation Value less Policy Debt.

The new policy will become effective when:

 .  we have received a written request for the exchange,

 .  we have received the Policy, and

 . all financial contractual and administrative requirements have been met and processed.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will only issue a Policy to individuals 75 years of age or less on their last birthday who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Policy anniversary dates, Policy Years and Policy months.

Premiums

You must pay the initial premium for the Policy to be in force. The initial premium must be at least /1//12 of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Policy is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Policy Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with this schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium would increase Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon

 .  the Accumulation Value of the Policy at the time of the increase, and

 .  the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. After deduction of premium charges, premiums are allocated according to your instructions. (See "Charges and Deductions," page 27.) You can change the allocation without charge by providing proper notification to our Home Office. Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.

Accumulation Value. The value of subaccounts will vary with the investment performance of these subaccounts and the you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value, and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.

Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

 .  evidence of insurability satisfactory to us;

 .  reinstatement or repayment of Policy Debt;

 .  payment of Monthly Deductions not collected during the grace period;

 . payment of the premium sufficient to pay the Monthly Deduction for three months after the date of reinstatement.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. During the lapse period, Policy Debt will accrue interest at a rate of 6%. Accumulation Value will then be calculated as described under "Accumulation Value" on page 17. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date of we approve the application for reinstatement.

CHARGES AND DEDUCTIONS

Premium Charges

Your premiums will be reduced by a sales charge, premium taxes and a transaction charge before being allocated in the subaccounts or the Fixed Account.

Sales Charge. The sales charge compensates us for the costs of selling the Policy. These costs include agents' commissions, printing prospectuses and sales literature and advertising.

Premium Taxes. States and certain other jurisdictions tax premium payments and levy other charges. The level of the tax varies based upon the jurisdiction in which the Insured resides. Accordingly, you should notify us if the Insured moves. The taxes are charges against the Company, so you cannot deduct the tax payments on your income tax return.

Transaction Charge. The transaction charge compensates us for the costs of sending premium bills and transaction confirmations to you.

Charges from Accumulation Value

We will deduct the following charges from the Accumulation Value:

Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, and the administrative charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance and the administrative charge are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. For the initial Specified Amount, the cost of insurance rate will not exceed those in the Schedule of Monthly Guaranteed Maximum Cost of Insurance Rates shown on the Policy Data Page. These guaranteed rates are based on the Insured's age last birthday. The current rates range between 60% and 100% of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Guaranteed Maximum Cost of Insurance Rates are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker or Non-Smoker, Male or Female Mortality Tables. Policies issued on a non-sex distinct basis are based upon the 1980 Insurance Commissioner's Standard Ordinary Table B assuming 80 male and 20 female lives.

These rates are the maximum that may be charged. The administrative charge compensates us for the costs of premium billing, record keeping, processing Death Benefit claims, surrenders and Policy changes, and preparing and mailing reports. We do not expect to make a profit on the administrative charges.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. As a result the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See "Change in Specified Amount," page 14.)

The actual charges made during the Policy Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place insureds into either a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Policy, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard class. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate but 1/12 of any annualized flat extra cost will be deducted as part of the Monthly Deduction.

Surrender Charge. The surrender charge is to compensate us for the costs of distributing the Policy. The charge is based upon the amount of premiums paid on the Policy and the amount of the surrender premium which is shown on the Policy Data Page. The surrender premium does not exceed the Securities and Exchange Commission's Annual Guideline Premium.

No surrender charge will be charged for decreases in Specified Amount.

The surrender charge is more substantial in early Policy Years. Accordingly, the Policy is more suitable for long-term purposes.

Transfer Charge. We will make the first four transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $25 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Partial Surrender Charge. A charge will be deducted from each partial surrender. The partial surrender charge compensates us for the administrative costs of processing the surrender. The charge is in proportion to the charge that would apply to a full surrender. The proportion is calculated by dividing the Accumulation Value withdrawn by the total Surrender Value. In addition, we impose a $25 fee for each partial surrender. We do not expect to make a profit on partial surrender charges.

Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policies will exceed our estimates. Such charge shall not exceed 0.90% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 0.90% annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See "Eligible Portfolio Annual Expenses," page 9. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any Federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policy.

Exceptions to Charges

We may reduce the surrender charge, monthly policy charge, cost of insurance and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly policy charge, cost of insurance or daily asset charge.

The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family member of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

American National Insurance Company
THE SEPARATE ACCOUNT, THE FUNDS AND THE FIXED ACCOUNT

American National Insurance Company

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6%.

We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

The Separate Account

We established the Separate Account under Texas law on July 30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we issue. We are the legal holder of the Separate Account's assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.

The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.

We will redeem shares in the Eligible Portfolios as needed to:

 .  collect charges,

 .  pay the Surrender Value,

 .  secure Policy loans,

 .  provide benefits, or

 .  transfer assets from one subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.

If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:

 .  operate the Separate Account as a management company,

 .  de-register the Separate Account if registration is no longer required,

 .  combine the Separate Account with other separate accounts,

 . restrict or eliminate any voting rights associated with the Separate Account, or

 . transfer the assets of the Separate Account relating to the Policies to another separate account.

We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC and state insurance regulatory authorities.

Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible

Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each Policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds, as the case may be. We will furnish Policyowners with the proper forms, materials and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.

The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

The Funds

Each of the twenty-five subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.

The investment objectives and policies of each Eligible Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.

Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the American National Fund, the Fidelity Funds and the T. Rowe Price Funds contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

 . The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:

   . The American National Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

   . The American National Growth Portfolio seeks to achieve capital appreciation.

   . The American National Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

   . The American National Equity Income Portfolio seeks to achieve growth of capital and/or current income.

   . The American National High Yield Portfolio seeks to provide a high level of current income. As a secondary investment objective, the Portfolio seeks capital appreciation.

   . The American National International Stock Portfolio seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-U.S. countries.

   . The American National Small-Cap/Mid-Cap Portfolio seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.

   . The American National Government Bond Portfolio seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a Portfolio consisting primarily of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Securities Management and Research, Inc. ("SM&R"), one of Our wholly owned subsidiaries, is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

 . The Fidelity Funds' current Eligible Portfolios and respective investment objectives are as follows:

   . Fidelity Money Market Portfolio ... seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

   . Fidelity Investment Grade Bond Portfolio ... seeks as high a level of current income as is consistent with the preservation of capital.

   . Fidelity High Income Portfolio ... seeks a high level of current income while also considering growth of capital.

   . Fidelity Asset Manager Portfolio ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

   . Fidelity Asset Manager: Growth Portfolio ... seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

   .  Fidelity Balanced Portfolio ... seeks both income and growth of capital.

   . Fidelity Equity-Income Portfolio ... seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

   . Fidelity Index 500 Portfolio ... seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

   . Fidelity Growth and Income Portfolio ... seeks high total return through a combination of current income and capital appreciation.

   .  Fidelity Mid Cap Portfolio ... seeks long-term growth of capital.

   . Fidelity Growth Opportunities Portfolio ... seeks to provide capital growth.

   .  Fidelity Contrafund Portfolio ... seeks long-term capital appreciation.

   .  Fidelity Growth Portfolio ... seeks capital appreciation.

   .  Fidelity Overseas Portfolio ... seeks long-term growth of capital.

Fidelity Management and Research Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.")

and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d, President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.

 . The T. Rowe Price Funds' current Eligible Portfolios and respective investment objectives are as follows:

   .  T. Rowe Price International Series, Inc.

   . T. Rowe Price International Stock Portfolio ... seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

T. Rowe Price Equity Series, Inc.

   . T. Rowe Price Mid-Cap Growth Portfolio ... seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

   . T. Rowe Price Equity Income Portfolio ... seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.

T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See "Transfers," page 21.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 4.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL TAX MATTERS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Policies issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a sub-standard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.

In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Proceeds

In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.

Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. The rules for determining whether a Policy is a Modified Endowment Contract are extremely complex. In general, however, a Policy will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premium payments.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Policy is unclear. If we determine that a Policyowner has made excessive premium payments which will cause a Policy to be considered a Modified Endowment Contract, we will notify the Policyowner of the tax consequences and give the Policyowner the option of having the excessive premiums refunded. If the Policyowner requests a refund within 30 days after receipt of such notice, we will refund the excessive premium payments to prevent the Policy from becoming a Modified Endowment Contract.

Due to the Policy's flexibility, classification of a Policy as a Modified Endowment Contract will depend upon the individual circumstances of each Policy. Accordingly, a prospective Policyowner should contact a qualified tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a Modified Endowment Contract. In addition, a Policyowner should contact a tax advisor before making any change to a Policy, exchanging a Policy, or reducing Policy benefits, to determine whether such change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Policy becomes a Modified Endowment Contract, distributions such as partial surrenders and Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy or when benefits are paid at its Maturity Date, if the amount received plus the amount of any indebtedness exceeds the total investment in the Policy (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:

(1) All distributions from such a Policy (including distributions upon partial or full surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy at such time.

(2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

(3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:

    (a) is made on or after the Policyowner reaches actual age 59 1/2;

    (b) is attributable to the Policyowner's becoming disabled; or

    (c) is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the Policy. After the recovery of all investment in the Policy, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. "Investment in the policy" means:

 (a) the aggregate amount of any premium payments or other consideration paid for a Policy; minus

 (b) the aggregate amount of distributions received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

 (c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Other Policyowner Tax Matters.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

American National's Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policies.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION

Sale of the Policy

SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)

SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. In Policy year one, the commissions to the registered representatives will not exceed 50% of the Guaranteed Coverage Premium plus the first year cost of any riders. The registered representatives will receive a maximum commission of 4% on any premiums paid in excess of the Guaranteed Coverage Premium plus the cost of any riders. In later years , the registered representatives will receive renewal commissions which will not exceed 3.00% of any premiums paid. Commissions will also be paid upon any increase in Specified Amount or any increases in riders. We may pay registered representatives who meet certain production standards additional compensation. SM&R will pay overriding commissions to managers and we may pay bonuses to the managers for the sale of the Policy. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy.

The Contract

The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states.

Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. If the Policyowner is a minor, first the Applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Insured.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.

Change in Policyowner or Assignment. In order to change the Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.

Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable during the lifetime of the Insured only after having been in force for two years after the Policy Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.

Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any partial surrenders and Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
(2) the SEC by order permits postponement for the protection of Policyowners; or
(3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's Accumulation Value. Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to 6 months from the date of written request.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by "riders" to the Policy, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Dividends
The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.
Legal Matters

Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.

Legal Proceedings

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or us.

Registration Statement

We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.

Experts

The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 2000 and for the year then ended and the statements of net assets of American National Variable Life Separate Account as of December 31, 2000 and the related statements of operations and changes in net assets for the year then ended, included in this prospectus and elsewhere in the registration statement, have been audited by KPMG LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 1999 and 1998 and for the years then ended and the statements of operations of American National Variable Life Separate Account for the years ended December 31, 1999 and 1998, and the related statements of changes in net assets for the years ended December 31, 1999 and 1998, included in this prospectus and elsewhere in the registration statement, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

SENIOR EXECUTIVE OFFICERS AND
DIRECTORS OF
American National Insurance Company

Name
Position(s) with American National Insurance Company
Principal Occupations Last Five Years and Other Positions Held

ROBERT L. MOODY
Chairman of the Board, Director and Chief Executive Officer

American National: President, January 1996 to April 2000; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.

ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.:
Director and President, 1982 to present. Moody Bank Holding Company, Inc.:
Director and President, 1988 to present. Moody National Bank of Galveston:
President, 1980 to 1993; Chairman of the Board and Director, 1980 to present; Director since 1969. National Western Insurance Company: Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody Foundation:
Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation: Director. GTG
Corporation: Director. Gal-Tex Management Co.: Director. Gal-Tex Woodstock,
Inc.: Director. New Paxton Hotel Corporation: Director. Transitional Learning Center at Galveston: Chairman of the Board and Director. The Moody Endowment:
Chairman of the Board and Director. The Mary Moody Northen, Inc.: Director. Gal-Tex Crockett, Inc.: Director.

G. RICHARD FERDINANDTSEN
Director, President and Chief Operating Officer

American National: President and Chief Operating Officer, May 2000 to present; Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President, Chief Executive Officer and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present.

American National General Insurance Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National Lloyds
Insurance Company: Underwriter, March 1993 to present.   Pacific P & C, Inc.:
Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company: Director, Chairman of the Board, President and Chief Executive Officer, May 1996 to present. Garden State Life Insurance Company:
Director. Securities Management & Research, Inc.: Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.:
Director, President and Chief Executive Officer. ANMEX International Services,
Inc.: Director and President. ANMEX International, Inc.: Director and President.


IRWIN M. HERZ, JR.
Director

American National: Director: 1984 to present. Greer, Herz & Adams, L.L.P.:
Partner, March 1980 to present, General Counsel to American National. Three R
Trust: Trustee, April 1971 to present.  Garden State Life Insurance Company:
Director, June 1992 to present. American National Property and Casualty Company:
Director.  Galveston Housing Authority: Commissioner and Chairman.  The Westcap
Corporation:  Director, 1983 to 1999.


R. EUGENE LUCAS
Director

American National: Director, April 1981 to present. Gal-Tex Hotel Corporation:
President and Director, March 1971 to present. Gal-Tenn Hotel Corporation:
President and Director, March 1971 to present. Gal-Tex Management Company:
President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.: President and Director, November 1995 to present. Securities Management and Research,
Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present. GTG
Corporation: President and Director.


E. DOUGLAS McLEOD
Director

American National: Director, April 1984 to present. ANREM Corporation: Director, October 1979 to present. National Western Life Insurance Company: Director, 1979 to present. Independent County Mutual Fire Insurance Company of Texas: Director, June 1984 to present. Attorney. The Moody Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Chairman and Director, 1983 to present. South Texas College of Law: Director.

FRANCES ANNE MOODY
Director

American National: Director, April 1987 to present.  The Moody Foundation:
Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to 1998. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas. Transitional Learning Center at Galveston, Inc.: Director, 1991 to present.


RUSSELL S. MOODY
Director
American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to present. Investments, Austin, Texas.


WILLIAM L. MOODY IV
Director

American National: Director, March 1951 to present. Moody National Bank of
Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present. Investments, Ranching, Oil & Gas, Galveston, Texas.


JOE MAX TAYLOR
Director

American National: Director, April 1992 to present. County of Galveston, Texas:
Sheriff, 1980 to present. Moody Gardens, Inc.: Director and President, 1988 to present. Transitional Learning Community at Galveston: Director, 1985 to present, and Vice President. Galveston County Bail-Bond Board: President, 1981 to present. Fifty Club Board of Galveston: Director, 1981 to present. Landry's Seafood Restaurants, Inc.: Director, 1993 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task
Force: Chairman, 1993 to present.


David A. Behrens
Executive Vice President

American National: Executive Vice President, Independent Marketing, January 1999 to present. Lincoln Benefit Life: Director, Senior Vice President, Marketing, September 1993 to January 1999. American National Life Insurance Company of
Texas: Vice President.

ROBERT A. FRUEND
Executive Vice President

American National: Executive Vice President, November 1988 to present. American National Property and Casualty Company: Director. American National Life Insurance Company of Texas: Director and Vice President. American National General Insurance Company: Chairman of the Board and Director. American National Insurance Service Company: Director. American National Lloyds Insurance Company:
Director. ANPAC Lloyds Insurance Management, Inc.: Director. Pacific   P & C,
Inc.: Director and Chairman of the Board. Securities Management and Research,
Inc.: Director.


BILL J. GARRISON
Executive Vice President

American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President and Director. ANMEX International, Inc.: Vice President and Director. American National de Mexico, Compania de Seguros de Vida, S.A. de C.V.: Director. American National Promotora de Ventas, S.A. de C.V.: Director. Servicios de Administracion American National: Director.


MICHAEL W. MCCROSKEY
Executive Vice President

American National: Executive Vice President- Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM
Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance Company: Vice President, May 1988 to present. ANTAC, Inc.: President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group: President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts, Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present.

Gregory V. OSTERGREN
Executive Vice President

American National: Executive Vice President and Director of Multiple Line Marketing, May 2000 to present. American National Property and Casualty
Company: Chairmen, President, and Chief Executive Officer, May 2000 to present, President and Chief Executive Officer, October 1990 to May 2000. American National General Insurance Company: Director. American National Insurance Service Company: Director and Chairman of the Board. American National Lloyds Insurance Company: Director, President, and Chief Executive Officer. ANPAC Lloyds Insurance Management, Inc.: Director, President, and Chief Executive Officer. Pacific P & C, Inc.: Director, President and Chief Executive.


JAMES E. POZZI
Executive Vice President

American National: Executive Vice President, Independent Markets, June 1992 to April 1996; and Executive Vice President, Corporate Planning and Development, April 1996 to present. American National Life Insurance Company of Texas: Vice President, April 1993 to present.


RONALD J. WELCH
Executive Vice President

American National: Executive Vice President and Chief Actuary, April 1996 to present; and Executive Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty Company: Director, November 1987 to present. American National General Insurance Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Garden State Life Insurance Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management, Inc.: Director. ANMEX International Services, Inc.: Director and Vice President. ANMEX International,
Inc.: Director and Vice President. Alternative Benefit Management, Inc.:
Director.


CHARLES H. ADDISON
Senior Vice President

American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company:

Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company: Director, January 1996 to present.


ALBERT L. AMATO
Senior Vice President

American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.:
Director and Senior Vice President.


GLENN C. LANGLEY
Senior Vice President

American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources. Garden State Life Insurance Company: Vice President, Human Resources.


STEPHEN E. PAVLICEK
Senior Vice President and Controller

American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President
- Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to 1998. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas: Controller, August 1994 to present. ANREM Corporation: Director. American National Property and Casualty
Company: Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company:
Vice President, Controller and Director. ANDV `97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.: Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.

STEVEN H. SCHOUWEILER
Senior Vice President

American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Conseco Group Risk Management: President and Chief Executive Officer, December 1989 to April 1998.


JAMES R. THOMASON
Senior Vice President
American National: Senior Vice President, Credit Insurance Services, April 1987 to present.


GARETH W. TOLMAN
Senior Vice President

American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996. American National Life Insurance Company of Texas: Vice President. Garden State Life Insurance Company, Vice President, Corporate Affairs. Standard Life and Accident Insurance Company, Vice President, Corporate Affairs.


VINCENT E. SOLER, JR.
Vice President, Secretary and Treasurer

American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM Corporation:
Secretary, October 1984 to present. American National Life Insurance Company of
Texas: Treasurer, April 1984 to present; Controller, April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance
Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company: Assistant Secretary, August 1994 to present. American National General Insurance Company: Assistant Secretary. Pacific P & C, Inc.: Assistant Secretary. ANDV `97: Secretary. ANMEX International Services, Inc.: Secretary and Treasurer. ANMEX International,
Inc.: Secretary and Treasurer. Comprehensive Investment Services, Inc.:
Secretary. Alternative Benefit Management, Inc.: Secretary and Treasurer.

The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

APPENDIX

Illustrations of Death Benefits, Accumulation Values and Surrender Values

The tables on pages 55 through 58 illustrate how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:

 . a gross annual investment rate of return (i.e. investment income and capital gains and losses) of 0%, 6% or 12%,

 .  a $100,000 Specified Amount,

 .  the Insured is a male, age 45,

 . the Policy is issued under a preferred tobacco non-user underwriting risk classification,

 .  the premium is paid at the beginning of each Policy Year,

 .  all Accumulation Value is allocated to the Separate Account,

 .  no Policy Loans are made,

 .  no changes in the Specified Amount,

 .  no partial surrenders

 .  no riders

 .  no transfers to the Fixed Account,

 .  no more than twelve transfers among Subaccounts, and

 . fees and expenses for the Eligible Portfolios at a hypothetical annual rate of 0.76% of net assets (the rate is a simple average, for all Eligible Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 0.82%).

The Accumulation Value, Surrender Value and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.

The second column of the tables shows the value of the premiums paid accumulated at a 5% annual interest rate.

The tables on pages 55 and 57 are based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.

The tables on pages 56 and 58 are based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.

The tables show that the net investment return of each subaccount is lower than the gross return of the assets held in its corresponding Eligible Portfolio because of the charges against the subaccounts.

Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 0.90% of average daily Accumulation Value. After adjustment to reflect the Daily Asset Charge and the average Eligible Portfolio Annual Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6% and 12% correspond to approximate hypothetical net annual rates of -1.68%, 4.34% and 10.34%.

The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See "Federal Tax Matters," page 38.)

If a Policy Loan is made, both Surrender Value and Death Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation Value held to secure the loan.

If a partial surrender is made, the surrender will immediately reduce the values by the amount of the partial surrender, a $25 fee for each partial surrender and any applicable surrender charge. If the Policy is surrendered, a surrender charge may be imposed and the Policyowner may receive less than the total premium paid. In the illustrations, the difference between the Accumulation Value and the Surrender Value in any year is the surrender charge.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and Planned Periodic Premium schedule and any available riders requested.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                       VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
                          PREFERRED MALE ISSUE AGE 45
                               TOBACCO NON-USER

                          CURRENT SCHEDULE OF CHARGES
 PLANNED PERIODIC PREMIUM OF $1,842 PAID AT THE BEGINNING OF EACH POLICY YEAR


                                                           VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                                              ANNUAL INVESTMENT RATES OF RETURN OF
                                           ----------------------------------------------------------------------
                                                                 0%                                 6%
          END OF              PREMIUMS     ---------------------------------  -----------------------------------
          POLICY             ACCUMULATED   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER     DEATH
           YEAR                 AT 5%         VALUE        VALUE     BENEFIT     VALUE        VALUE      BENEFIT
-----------------------------------------------------------------------------------------------------------------
   1                               1,934            969        498   100,000         1,050        579     100,000
   2                               3,965          2,284      1,721   100,000         2,520      1,957     100,000
   3                               6,097          3,558      2,902   100,000         4,034      3,379     100,000
   4                               8,336          4,788      4,041   100,000         5,593      4,846     100,000
   5                              10,687          5,972      5,133   100,000         7,194      6,355     100,000
   6                              13,156          7,103      6,171   100,000         8,833      7,901     100,000
   7                              15,747          8,175      7,152   100,000        10,506      9,482     100,000
   8                              18,469          9,190      8,075   100,000        12,215     11,099     100,000
   9                              21,326         10,148      8,940   100,000        13,962     12,754     100,000
  10                              24,327         11,046      9,765   100,000        15,749     14,468     100,000
  15                              41,735         14,665     14,665   100,000        25,382     25,382     100,000
  20                              63,953         16,625     16,625   100,000        36,381     36,381     100,000
  25                              92,309         16,132     16,132   100,000        48,970     48,970     100,000
  30                             128,499          8,989      8,989   100,000        62,214     62,214     100,000
  AGE 65                          63,953         16,625     16,625   100,000        36,381     36,381     100,000


                                        VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                          ANNUAL INVESTMENT RATES OF RETURN OF
                                           ----------------------------------
                                                          12%
          END OF              PREMIUMS     ----------------------------------
          POLICY             ACCUMULATED    ACCUMULATION  SURRENDER    DEATH
           YEAR                 AT 5%          VALUE        VALUE     BENEFIT
-----------------------------------------------------------------------------
   1                               1,934           1,132        661   100,000
   2                               3,965           2,766      2,203   100,000
   3                               6,097           4,551      3,896   100,000
   4                               8,336           6,500      5,753   100,000
   5                              10,687           8,627      7,787   100,000
   6                              13,156          10,944     10,013   100,000
   7                              15,747          13,468     12,444   100,000
   8                              18,469          16,222     15,107   100,000
   9                              21,326          19,234     18,026   100,000
  10                              24,327          22,532     21,251   100,000
  15                              41,735          44,701     44,701   100,000
  20                              63,953          81,624     81,624   100,000
  25                              92,309         142,743    142,743   165,581
  30                             128,499         240,726    240,726   257,577
  AGE 65                          63,953          81,624     81,624   100,000


                  * GUARANTEED COVERAGE PREMIUM     $1,273.00
                    SURRENDER PREMIUM               $1,803.96

Premium Tax Charges will vary by state of residence. This illustration assumes 1.6.%

American National agrees to keep the policy in force during the first 2 policy years and provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid even though, in certain instances, the minimum payments allowed by the contract will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during such period.

Values would be different if premiums are paid with a different frequency or if of different amounts.

Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS THE DEATH BENEFIT AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                       VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
                          PREFERRED MALE ISSUE AGE 45
                               TOBACCO NON-USER

                        GUARANTEED SCHEDULE OF CHARGES
 PLANNED PERIODIC PREMIUM OF $1,842 PAID AT THE BEGINNING OF EACH POLICY YEAR



                                                          VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                                              ANNUAL INVESTMENT RATES OF RETURN OF
                                           ----------------------------------------------------------------------
                                                             0%                                6%
          END OF              PREMIUMS     ---------------------------------  -----------------------------------
          POLICY             ACCUMULATED   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER     DEATH
           YEAR                 AT 5%         VALUE        VALUE     BENEFIT     VALUE        VALUE      BENEFIT
-----------------------------------------------------------------------------------------------------------------
   1                               1,934            959        488   100,000         1,040        569     100,000
   2                               3,965          2,260      1,697   100,000         2,494      1,931     100,000
   3                               6,097          3,514      2,859   100,000         3,987      3,332     100,000
   4                               8,336          4,722      3,974   100,000         5,520      4,772     100,000
   5                              10,687          5,880      5,041   100,000         7,090      6,251     100,000
   6                              13,156          6,987      6,056   100,000         8,699      7,767     100,000
   7                              15,747          8,038      7,014   100,000        10,342      9,318     100,000
   8                              18,469          9,028      7,913   100,000        12,017     10,901     100,000
   9                              21,326          9,952      8,745   100,000        13,720     12,512     100,000
  10                              24,327         10,806      9,525   100,000        15,448     14,167     100,000
  15                              41,735         13,848     13,848   100,000        24,389     24,389     100,000
  20                              63,953         14,064     14,064   100,000        33,429     33,429     100,000
  25                              92,309          9,410      9,410   100,000        41,601     41,601     100,000
  30                             128,499              0          0         0        47,133     47,133     100,000
  AGE 65                          63,953         14,064     14,064   100,000        33,429     33,429     100,000


                                       VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                           ANNUAL INVESTMENT RATES OF RETURN OF
                                            ---------------------------------
                                                            12%
          END OF              PREMIUMS      ---------------------------------
          POLICY             ACCUMULATED    ACCUMULATION  SURRENDER    DEATH
           YEAR                 AT 5%          VALUE        VALUE     BENEFIT
-----------------------------------------------------------------------------
   1                               1,934           1,121        650   100,000
   2                               3,965           2,739      2,176   100,000
   3                               6,097           4,501      3,846   100,000
   4                               8,336           6,419      5,672   100,000
   5                              10,687           8,510      7,671   100,000
   6                              13,156          10,789      9,857   100,000
   7                              15,747          13,272     12,249   100,000
   8                              18,469          15,979     14,864   100,000
   9                              21,326          18,930     17,723   100,000
  10                              24,327          22,150     20,870   100,000
  15                              41,735          43,476     43,476   100,000
  20                              63,953          78,454     78,454   100,000
  25                              92,309         136,487    136,487   158,325
  30                             128,499         229,104    229,104   245,142
  AGE 65                          63,953          78,454     78,454   100,000


                 * GUARANTEED COVERAGE PREMIUM      $1,273.00
                   SURRENDER PREMIUM                $1,803.96

Premium Tax Charges will vary by state of residence. This illustration assumes 1.6%

American National agrees to keep the policy in force during the first 2 policy years and provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid even though, in certain instances, the minimum payments allowed by the contract will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during such period.

Values would be different if premiums are paid with a different frequency or if of different amounts.

Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS THE DEATH BENEFIT AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                       VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
                          PREFERRED MALE ISSUE AGE 45
                                TOBACCO NON-USER

                          CURRENT SCHEDULE OF CHARGES
  PLANNED PERIODIC PREMIUM OF $1,842 PAID AT THE BEGINNING OF EACH POLICY YEAR



                                                       VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                                           ANNUAL INVESTMENT RATES OF RETURN OF
                                           --------------------------------------------------------------------
                                                             0%                                 6%
          END OF              PREMIUMS     ---------------------------------  ---------------------------------
          POLICY             ACCUMULATED   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER    DEATH
           YEAR                 AT 5%         VALUE        VALUE     BENEFIT     VALUE        VALUE     BENEFIT
---------------------------------------------------------------------------------------------------------------
   1                               1,934            965        494   100,965         1,045        574   101,045
   2                               3,965          2,270      1,707   102,270         2,505      1,942   102,505
   3                               6,097          3,530      2,875   103,530         4,002      3,347   104,002
   4                               8,336          4,740      3,993   104,740         5,536      4,788   105,536
   5                              10,687          5,897      5,058   105,897         7,101      6,262   107,101
   6                              13,156          6,993      6,062   106,993         8,691      7,760   108,691
   7                              15,747          8,022      6,999   108,022        10,300      9,277   110,300
   8                              18,469          8,984      7,869   108,984        11,927     10,812   111,927
   9                              21,326          9,878      8,670   109,878        13,570     12,363   113,570
  10                              24,327         10,702      9,421   110,702        15,229     13,948   115,229
  15                              41,735         13,761     13,761   113,761        23,702     23,702   123,702
  20                              63,953         14,792     14,792   114,792        32,117     32,117   132,117
  25                              92,309         12,895     12,895   112,895        39,267     39,267   139,267
  30                             128,499          3,753      3,753   103,753        39,652     39,652   139,652
  AGE 65                          63,953         14,792     14,792   114,792        32,117     32,117   132,117


                                       VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                           ANNUAL INVESTMENT RATES OF RETURN OF
                                            ---------------------------------
                                                            12%
          END OF              PREMIUMS      ---------------------------------
          POLICY             ACCUMULATED    ACCUMULATION  SURRENDER    DEATH
           YEAR                 AT 5%          VALUE        VALUE     BENEFIT
-----------------------------------------------------------------------------
   1                               1,934           1,127        656   101,127
   2                               3,965           2,750      2,187   102,750
   3                               6,097           4,515      3,860   104,515
   4                               8,336           6,432      5,685   106,432
   5                              10,687           8,512      7,673   108,512
   6                              13,156          10,763      9,831   110,763
   7                              15,747          13,194     12,171   113,194
   8                              18,469          15,824     14,708   115,824
   9                              21,326          18,669     17,461   118,669
  10                              24,327          21,750     20,469   121,750
  15                              41,735          41,659     41,659   141,569
  20                              63,953          71,597     71,597   171,597
  25                              92,309         116,972    116,972   216,972
  30                             128,499         181,502    181,502   281,502
  AGE 65                          63,953          71,597     70,136   171,597



                  *  GUARANTEED COVERAGE PREMIUM    $1,273.00
                     SURRENDER PREMIUM              $1,803.96

Premium Tax Charges will vary by state of residence. This illustration assumes 1.6%

American National agrees to keep the policy in force during the first 2 policy years and provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid even though, in certain instances, the minimum payments allowed by the contract will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during such period.

Values would be different if premiums are paid with a different frequency or if of different amounts.

Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS THE DEATH BENEFIT AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                       VARIABLE UNIVERSAL LIFE INSURANCE

              DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
                          PREFERRED MALE ISSUE AGE 45
                                TOBACCO NON-USER

                         GUARANTEED SCHEDULE OF CHARGES
  PLANNED PERIODIC PREMIUM OF $1,842 PAID AT THE BEGINNING OF EACH POLICY YEAR


                                                       VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                                           ANNUAL INVESTMENT RATES OF RETURN OF
                                           --------------------------------------------------------------------
                                                          0%                                 6%
          END OF              PREMIUMS     ---------------------------------  ---------------------------------
          POLICY             ACCUMULATED   ACCUMULATION  SURRENDER    DEATH   ACCUMULATION  SURRENDER    DEATH
           YEAR                 AT 5%         VALUE        VALUE     BENEFIT     VALUE        VALUE     BENEFIT
---------------------------------------------------------------------------------------------------------------
   1                               1,934            955        484   100,955         1,035        564   101,035
   2                               3,965          2,246      1,683   102,246         2,479      1,916   102,479
   3                               6,097          3,485      2,830   103,485         3,954      3,299   103,954
   4                               8,336          4,671      3,924   104,671         5,460      4,713   105,460
   5                              10,687          5,802      4,963   105,802         6,993      6,154   106,993
   6                              13,156          6,873      5,941   106,873         8,551      7,620   108,551
   7                              15,747          7,879      6,855   107,879        10,128      9,104   110,128
   8                              18,469          8,814      7,698   108,814        11,718     10,602   111,718
   9                              21,326          9,672      8,464   109,672        13,312     12,104   113,312
  10                              24,327         10,446      9,166   110,446        14,904     13,624   114,904
  15                              41,735         12,859     12,859   112,859        22,546     22,546   122,546
  20                              63,953         11,940     11,940   111,940        28,390     28,390   128,390
  25                              92,309          5,717      5,717   105,717        29,420     29,420   129,420
  30                             128,499              0          0         0        20,251     20,251   120,251
  AGE 65                          63,953         11,940     11,940   111,940        28,390     28,390   128,390




                                        VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                           ANNUAL INVESTMENT RATES OF RETURN OF
                                            ---------------------------------
                                                            12%
          END OF              PREMIUMS      ---------------------------------
          POLICY             ACCUMULATED    ACCUMULATION  SURRENDER    DEATH
           YEAR                 AT 5%          VALUE        VALUE     BENEFIT
-----------------------------------------------------------------------------
   1                               1,934           1,116        645   101,116
   2                               3,965           2,722      2,159   102,722
   3                               6,097           4,463      3,808   104,463
   4                               8,336           6,348      5,601   106,348
   5                              10,687           8,390      7,551   108,390
   6                              13,156          10,600      9,668   110,600
   7                              15,747          12,987     11,964   112,987
   8                              18,469          15,565     14,449   115,565
   9                              21,326          18,342     17,134   118,342
  10                              24,327          21,333     20,052   121,333
  15                              41,735          40,035     40,035   140,035
  20                              63,953          66,749     66,749   166,479
  25                              92,309         102,585    102,585   202,585
  30                             128,499         149,644    149,644   249,644
  AGE 65                          63,953          66,749     66,749   166,479


                  *  GUARANTEED COVERAGE PREMIUM    $1,273.00
                     SURRENDER PREMIUM              $1,803.96

Premium Tax Charges will vary by state of residence. This illustration assumes 1.6%

American National agrees to keep the policy in force during the first 2 policy years and provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid even though, in certain instances, the minimum payments allowed by the contract will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during such period.

Values would be different if premiums are paid with a different frequency or if of different amounts.

Assumes that no policy loans have been made. Excessive loans or partial surrenders may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS THE DEATH BENEFIT AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE

FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of American National Insurance Company and Policy Owners of American National Variable Life Separate Account:

We have audited the accompanying statements of net assets of the American National Variable Life Separate Account (comprised of American National (AN) Growth, AN Money Market, AN Balanced, AN Equity Income, AN Small-Cap/Mid-Cap, AN International Stock, T. Rowe Price (TRP) Equity Income, TRP International Stock, TRP Mid-Cap Growth, Fidelity High Income, Fidelity Growth, Fidelity Overseas, Fidelity Contrafund, Fidelity Mid-Cap, Fidelity Asset Manager: Growth, Fidelity Balanced, Fidelity Growth Opportunities, Fidelity Growth and Income, Fidelity Investment Grade Bond, Fidelity Asset Manager, Fidelity Index 500, Fidelity Money Market, Fidelity Equity-Income Portfolio Subaccounts) (collectively, the Account) as of December 31, 2000, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000 and the results of its operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Houston, Texas

April 11, 2001

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Board of Directors and Contract Owners of American National Variable Life Separate Account:

We have audited the accompanying statements of operations of the American National Variable Life Separate Account (comprised of American National (AN) Growth, AN Money Market, AN Balanced, AN Equity Income, Fidelity Investment Grade Bond, Fidelity Asset Manager, Fidelity Index 500, Fidelity Money Market, Fidelity Equity Income, Fidelity VIP High Income, Fidelity Growth, Fidelity Overseas, Fidelity Contra Fund, Fidelity Asset Manager Growth, Fidelity Growth Opportunities, Fidelity Growth & Income, Fidelity Mid-Cap, T. Rowe Price Equity Income, T. Rowe Price International Stock and T. Rowe Price Mid-Cap Growth Subaccounts) (collectively, the Account) for the years ended December 31, 1999 and 1998, and the related statements of changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations of the Account and the changes in net assets for the years ended December 31, 1999 and 1998, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Houston, Texas

April 21, 2000

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000
(In thousands, except for number of shares)


                                                                                              AN
                                                                      AN                    Money                    AN
                                                                    Growth                  Market                Balanced
                                                                   Portfolio              Portfolio               Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investment in shares of mutual funds, at market              $        11,515        $          2,631       $           5,535
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Policy owner reserves                                          $         6,136        $             34       $           1,084
Equity of sponsor                                                        5,379                   2,597                   4,451
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                          $        11,515        $          2,631       $           5,535
------------------------------------------------------------------------------------------------------------------------------
Investment Portfolio Information:
  Number of shares                                                   5,968,052               2,630,774               3,818,863
  Cost                                                         $         8,366        $          2,631       $           4,541
==============================================================================================================================

                                                                             AN                      AN                     AN
                                                                           Equity                Small-Cap/           International
                                                                           Income                 Mid-Cap                 Stock
                                                                         Portfolio               Portfolio               Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investment in shares of mutual funds, at market                    $          9,438        $             25        $            0
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Policy owner reserves                                                $          3,451        $             25        $            0
Equity of sponsor                                                               5,987                       0                     0
-----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                $          9,438        $             25        $            0
-----------------------------------------------------------------------------------------------------------------------------------
Investment Portfolio Information:
  Number of shares                                                          4,971,638                  38,072                    76
  Cost                                                               $          6,762        $             33        $            0
===================================================================================================================================





AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000
(In thousands, except for number of shares)
                                                                    T. Rowe                T. Rowe                 T. Rowe
                                                                     Price                  Price                   Price
                                                                    Equity              International              Mid-Cap
                                                                    Income                  Stock                  Growth
                                                                   Portfolio              Portfolio               Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investment in shares of mutual funds, at market              $            10        $             18       $              49
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Policy. owner reserves                                         $            10        $             18       $              49
-------------------------------------------------------------------------------------------------------------------------------
Investment Portfolio Information:
  Number of shares                                                         512                   1,165                   2,636
  Cost                                                         $             9        $             20       $              49
===============================================================================================================================




See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000
(In thousands, except for number of shares)

                                                       Fidelity
                                                         High          Fidelity      Fidelity    Fidelity    Fidelity
                                                        Income          Growth       Overseas   Contrafund    Mid-Cap
                                                       Portfolio       Portfolio    Portfolio   Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------
Assets:
  Investment in shares of mutual funds, at market      $    318        $  7,745     $  1,049    $  2,867     $  1,848
-----------------------------------------------------------------------------------------------------------------------
Liabilities:
Policy owner reserves                                  $    318        $  7,745     $  1,049    $  2,867     $  1,848
-----------------------------------------------------------------------------------------------------------------------
Investment Portfolio Information:
  Number of shares                                       38,839         177,443       52,457     120,774       91,256
  Cost                                                 $    445        $  6,909     $  1,131    $  2,687     $  1,687
=======================================================================================================================

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000
(In thousands, except for number of shares)
                                                         Fidelity
                                                          Asset                    Fidelity      Fidelity
                                                         Manager:     Fidelity      Growth      Growth and
                                                         Growth       Balanced   Opportunities   Income
                                                        Portfolio    Portfolio    Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------
Assets:
  Investment in shares of mutual funds, at market      $     462    $     13     $    63      $     37
-------------------------------------------------------------------------------------------------------------
Liabilities:
Policy owner reserves                                  $     462    $     13     $    63      $     37
-------------------------------------------------------------------------------------------------------------
Investment Portfolio Information:
  Number of shares                                        32,043         869       3,575         2,414
  Cost                                                 $     510    $     13     $    70      $     37
=============================================================================================================

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
As of December 31, 2000
(In thousands, except for number of shares)


                                                                   Fidelity
                                                                  Investment            Fidelity             Fidelity
                                                                    Grade                Asset                Index
                                                                    Bond                Manager                500
                                                                  Portfolio            Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------------
Assets:
  Investment in shares of mutual funds, at market              $          66        $       1,066        $        8,167
-----------------------------------------------------------------------------------------------------------------------
Liabilities:
Policy owner reserves                                          $          66        $       1,066        $        8,167
-----------------------------------------------------------------------------------------------------------------------
Investment Portfolio Information:
  Number of shares                                                     5,266               66,621                54,618
  Cost                                                         $          63        $       1,102        $        6,668
=======================================================================================================================

                                                                         Fidelity           Fidelity
                                                                          Money              Equity-
                                                                          Market             Income
                                                                        Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------
Assets:
  Investment in shares of mutual funds, at market                    $          247      $       3,119
-------------------------------------------------------------------------------------------------------
Liabilities:
Policy owner reserves                                                $          247      $       3,119
-------------------------------------------------------------------------------------------------------
Investment Portfolio Information:
  Number of shares                                                          247,357            122,224
  Cost                                                               $          247      $       2,810
=======================================================================================================


See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)


                                                                          AN Growth Portfolio
                                                         --------------------------------------------------
                                                                        Year ended December 31,
                                                         --------------------------------------------------
                                                                 2000             1999            1998
-----------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                            $         164    $         59    $          88
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                 (58)            (53)             (41)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                $         106    $          6    $          47
-----------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments       $         224    $        153    $          89
      Capital gains distributions from mutual funds                   247               4              329
      Net unrealized appreciation (depreciation)
         of investments during the period                            (971)          1,306            1,119
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                           $        (500)   $      1,463    $       1,537
-----------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                               $        (394)   $      1,469    $       1,584
===========================================================================================================

                                                                        AN Money Market Portfolio
                                                         ---------------------------------------------------
                                                                          Year ended December 31,
                                                         ---------------------------------------------------
                                                                  2000             1999            1998
------------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                             $         140    $         92    $         107
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                   --              --               --
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 $         140    $         92    $         107
------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments        $          --    $         --    $          --
      Capital gains distributions from mutual funds                     --              --               --
      Net unrealized appreciation (depreciation)
         of investments during the period                                -               -                -
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                            $          --    $         --    $          --
------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                $         140    $         92    $         107
============================================================================================================
                                                                           AN Balanced Portfolio
                                                         ---------------------------------------------------
                                                                          Year ended December 31,
                                                         ---------------------------------------------------
                                                                   2000            1999             1998
------------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                              $        197    $         29     $        121
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                  (10)            (10)              (9)
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  $        187    $         19     $        112
------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments         $         36    $         42     $         29
      Capital gains distributions from mutual funds                    266              66              116
      Net unrealized appreciation (depreciation)
         of investments during the period                             (277)            (95)             445
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                             $         25    $         13     $        590
------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                 $        212    $         32     $        702
============================================================================================================


See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)



                                                                        AN Equity Income Portfolio
                                                         -----------------------------------------------------
                                                                          Year ended December 31,
                                                         -----------------------------------------------------
                                                                 2000              1999              1998
--------------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                           $           172   $            42   $           88
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                  (30)              (27)             (20)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               $           142   $            15   $           68
--------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments      $           120   $           110   $           42
      Capital gains distributions from mutual funds                    556               280              125
      Net unrealized appreciation (depreciation)
         of investments during the period                              168               309              704
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                          $           844   $           699   $          871
--------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                              $           986   $           714   $          939
==============================================================================================================



                                                                         AN                      AN
                                                                    Small-Cap             International
                                                                     Mid-Cap                  Stock
                                                                    Portfolio               Portfolio
                                                         --------------------------------------------------
                                                           Year ended December 31,  Year ended December 31,
                                                         --------------------------------------------------
                                                                     2000                     2000
-----------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                              $                 --    $                 --
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                           --                      --
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  $                 --    $                 --
-----------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments         $                 --    $                 --
      Capital gains distributions from mutual funds                             --                      --
      Net unrealized appreciation (depreciation)

         of investments during the period                                       (8)                     --
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                             $                 (8)   $                 --
-----------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                 $                 (8)   $                 --
===========================================================================================================


See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)



                                                                 TRP Equity Income Portfolio
                                                         ---------------------------------------
                                                                   Year ended December 31,
                                                         ---------------------------------------
                                                                  2000                1999
------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                           $             1     $            --
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                   --                  --
------------------------------------------------------------------------------------------------
Net investment income (loss)                                $             1     $            --
------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments      $            --     $            --
       Capital gains distributions from mutual funds                     --                  --
       Net unrealized appreciation (depreciation)
          of investments during the period                                1                  --
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                           $             1     $            --
------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                               $             2     $            --
================================================================================================

                                                                        TRP International
                                                                         Stock Portfolio
                                                         --------------------------------------------
                                                                       Year ended December 31,
                                                         --------------------------------------------
                                                                     2000                  1999
-----------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                              $            --       $            --
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                      --                    --
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                   $            --       $            --
-----------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments         $            --       $             7
       Capital gains distributions from mutual funds                         1                    --
       Net unrealized appreciation (depreciation)
          of investments during the period                                  (2)                   --
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                              $            (1)      $             7
-----------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                  $            (1)      $             7
=====================================================================================================
                                                                          TRP Mid-Cap
                                                                        Growth Portfolio
                                                         -----------------------------------------------
                                                                       Year ended December 31,
                                                         -----------------------------------------------
                                                                       2000                   1999
--------------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                                $            --        $            --
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                        --                     --
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                                     $            --        $            --
--------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments           $             1        $            --
       Capital gains distributions from mutual funds                           1                     --
       Net unrealized appreciation (depreciation)
          of investments during the period                                    --                     --
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                                $             2        $            --
--------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                    $             2        $            --
========================================================================================================

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)




                                                                     Fidelity High Income Portfolio
                                                         ------------------------------------------------
                                                                        Year ended December 31,
                                                         ------------------------------------------------
                                                                2000            1999             1998
---------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                           $         28    $         42     $         27
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                (3)             (4)              (4)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                               $         25    $         38     $         23
---------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments      $        (28)   $         (7)    $          9
      Capital gains distributions from mutual funds                  --               2               17
      Net unrealized appreciation (depreciation)
         of investments during the period                           (94)              1              (75)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                          $       (122)   $         (4)    $        (49)
---------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                              $        (97)   $         34     $        (26)
=========================================================================================================



                                                                           Fidelity Growth Portfolio
                                                         ---------------------------------------------------
                                                                           Year ended December 31,
                                                         ---------------------------------------------------
                                                                   2000             1999            1998
------------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                              $          9     $         10    $         20
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                  (80)             (61)            (42)
------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  $        (71)    $        (51)   $        (22)
------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments         $        380     $         91    $        125
      Capital gains distributions from mutual funds                    930              657             516
      Net unrealized appreciation (depreciation)
         of investments during the period                           (2,300)           1,517             948
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                             $       (990)    $      2,265    $      1,589
------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                 $     (1,061)    $      2,214    $      1,567
============================================================================================================



                                                                        Fidelity Overseas Portfolio
                                                         ----------------------------------------------------
                                                                          Year ended December 31,
                                                         ----------------------------------------------------
                                                                    2000            1999            1998
-------------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                               $         17    $         13    $          13
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                   (11)             (8)              (7)
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   $          6    $          5    $           6
-------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments          $         57    $         37    $          15
      Capital gains distributions from mutual funds                     106              21               38
      Net unrealized appreciation (depreciation)
         of investments during the period                              (427)            276               18
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                              $       (264)   $        334    $          71
-------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                  $       (258)   $        339    $          77
=============================================================================================================



See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)




                                                                    Fidelity Contrafund Portfolio
                                                          -----------------------------------------------
                                                                         Year ended December 31,
                                                          -----------------------------------------------
                                                               2000              1999            1998
---------------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                         $         10      $         10    $          8
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                             (26)              (21)            (13)
=========================================================================================================
Net investment income (loss)                              $        (16)     $        (11)   $         (5)
=========================================================================================================
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments    $         78      $         47    $         48
       Capital gains distributions from mutual funds               370                72              58
       Net unrealized appreciation (depreciation)
          of investments during the period                        (659)              412             294
=========================================================================================================
Net realized and unrealized gain (loss)
   on investments                                         $       (211)     $        531    $        400
=========================================================================================================
Net Increase (decrease) in net assets
    resulting from operations                             $       (227)     $        520    $        395
=========================================================================================================


                                                                                                             Fidelity Asset
                                                                  Fidelity Mid-Cap Portfolio            Manager: Growth Portfolio
                                                          -------------------------------------------------------------------------
                                                                    Year ended December 31,              Year ended December 31,
                                                          --------------------------------------     ------------------------------
                                                                      2000               1999               2000           1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                               $            7      $         --       $         13    $        14
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                     (11)               --                 (5)            (5)
===================================================================================================================================
Net investment income (loss)                                    $           (4)     $         --       $          8    $         9
===================================================================================================================================
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments          $            2      $         --       $          3    $        17
       Capital gains distributions from mutual funds                        --                --                 51             23
       Net unrealized appreciation (depreciation)
          of investments during the period                                 160                 1               (136)            31
===================================================================================================================================
Net realized and unrealized gain (loss)
   on investments                                               $          162      $          1       $        (82)   $        71
===================================================================================================================================
Net Increase (decrease) in net assets
    resulting from operations                                   $          158      $          1       $        (74)   $        80
===================================================================================================================================

                                                           Fidelity Asset
                                                          Manager: Growth
                                                             Portfolio
                                                          --------------
                                                            Year ended
                                                           December 31,
                                                          --------------
                                                               1998
------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                           $         7
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                               (4)
========================================================================
Net investment income (loss)                                $         3
========================================================================
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments      $        11
       Capital gains distributions from mutual funds                 33
       Net unrealized appreciation (depreciation)
          of investments during the period                           23
========================================================================
Net realized and unrealized gain (loss)
   on investments                                           $        67
========================================================================
Net Increase (decrease) in net assets
    resulting from operations                               $        70
========================================================================

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)


                                                              Fidelity
                                                              Balanced
                                                              Portfolio
                                                          ------------------
                                                             Year ended             Fidelity Growth Opportunities
                                                                              --------------------------------------
                                                            December 31,                Year ended December 31,
                                                          ------------------  --------------------------------------
                                                                 2000                   2000               1999
--------------------------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                         $              --       $            1     $           --
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                   --                   --                 --
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                              $              --       $            1     $           --
--------------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments    $              --       $           (1)    $           --
       Capital gains distributions from mutual funds                     --                   --                 --
       Net unrealized appreciation (depreciation)
          of investments during the period                               --                   (7)                --
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                         $              --       $           (8)    $           --
--------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                             $              --       $           (7)    $           --
====================================================================================================================

                                                                     Fidelity Growth and Income
                                                          ------------------------------------------
                                                                       Year ended December 31,
                                                          ------------------------------------------
                                                                        2000               1999
----------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                                  $          --     $           --
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                        --                 --
----------------------------------------------------------------------------------------------------
Net investment income (loss)                                       $          --     $           --
----------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments             $          --     $           (1)
       Capital gains distributions from mutual funds                           1                 --
       Net unrealized appreciation (depreciation)
          of investments during the period                                    (1)                 1
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                                  $          --     $           --
----------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                      $          --     $           --
====================================================================================================

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)


                                                                  Fidelity Investment Grade Bond Portfolio
                                                         ----------------------------------------------------------
                                                                             Year ended December 31,
                                                         ----------------------------------------------------------
                                                                   2000               1999                1998
-------------------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                             $            8     $            4      $            2
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                    (1)                (1)                 (1)
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 $            7     $            3      $            1
-------------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments        $           (6)    $           --      $            2
      Capital gains distributions from mutual funds                      --                  1                  --
      Net unrealized appreciation (depreciation)
         of investments during the period                                 6                 (6)                  1
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                            $           --     $           (5)     $            3
-------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                $            7     $           (2)     $            4
===================================================================================================================



                                                                            Fidelity Asset Manager Portfolio
                                                         -------------------------------------------------------------
                                                                                Year ended December 31,
                                                         -------------------------------------------------------------
                                                                      2000               1999                1998
----------------------------------------------------------------------------------------------------------------------
Investment income
      Dividend from mutual funds                                $           39     $           36      $           27
Expenses
      Charges to policy owners for assuming
          mortality and expense risks                                      (10)               (10)                 (9)
----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    $           29     $           26      $           18
----------------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
      Net realized gain (loss) on sale of investments           $            7     $           20      $           26
      Capital gains distributions from mutual funds                         92                 45                  81
      Net unrealized appreciation (depreciation)
         of investments during the period                                 (181)                21                   3
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                               $          (82)    $           86      $          110
----------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                   $          (53)    $          112      $          128
======================================================================================================================

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
(In thousands)

                                                                         Fidelity Index 500 Portfolio
                                                          -----------------------------------------------------
                                                                            Year ended December 31,
                                                          -----------------------------------------------------
                                                                 2000              1999               1998
---------------------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                          $           94    $           69     $           43
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                (79)              (72)               (46)
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               $           15    $           (3)    $           (3)
---------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments     $          383    $          115     $          123
       Capital gains distributions from mutual funds                   41                47                100
       Net unrealized appreciation (depreciation)
          of investments during the period                         (1,380)            1,296              1,022
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                          $         (956)   $        1,458     $        1,245
---------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                              $         (941)   $        1,455     $        1,242
===============================================================================================================




                                                                             Fidelity Money Market
                                                          ---------------------------------------------------------
                                                                            Year ended December 31,
                                                          ---------------------------------------------------------
                                                                     2000              1999               1998
-------------------------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                              $            7    $            6     $            6
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                     (1)               (1)                (1)
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   $            6    $            5     $            5
-------------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments         $           --    $           --     $           --
       Capital gains distributions from mutual funds                       --                --                 --
       Net unrealized appreciation (depreciation)
          of investments during the period                                  -                 -                  -
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                              $           --    $           --     $           --
-------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                  $            6    $            5     $            5
===================================================================================================================


                                                                          Fidelity Equity-Income Portfolio
                                                          --------------------------------------------------------
                                                                               Year ended December 31,
                                                          --------------------------------------------------------
                                                                    2000               1999              1998
------------------------------------------------------------------------------------------------------------------
Investment income
       Dividend from mutual funds                             $           58     $           49    $           33
Expenses
       Charges to policy owners for assuming
           mortality and expense risks                                   (27)               (31)              (25)
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  $           31     $           18    $            8
------------------------------------------------------------------------------------------------------------------
Net Realized and unrealized gain (loss)
   on investments
       Net realized gain (loss) on sale of investments        $           39     $           68    $           73
       Capital gains distributions from mutual funds                     219                108               119
       Net unrealized appreciation (depreciation)
          of investments during the period                              (118)               (22)               82
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                             $          140     $          154    $          274
------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in net assets
    resulting from operations                                 $          171     $          172    $          282
==================================================================================================================

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)



                                                                              AN Growth Portfolio
                                                             -----------------------------------------------------
                                                                             Year ended December 31,
                                                             -----------------------------------------------------
                                                                    2000               1999              1998
------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
       Net investment income (loss)                           $          106     $            6    $           47
       Net realized gain (loss) on investments                           224                153                89
       Capital gains distributions from mutual funds                     247                  4               329
       Net unrealized appreciation (depreciation)
          of investments during the period                              (971)             1,306             1,119
------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
                resulting from operations                     $         (394)    $        1,469    $        1,584
------------------------------------------------------------------------------------------------------------------
From policy related transactions:
       Purchase payments and other transfers, net             $          872     $        1,363    $        2,085
       Surrenders of accumulation units by terminations,
          withdrawals, and maintenance fees                           (1,037)            (1,107)             (997)
------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from policy related transactions               $         (165)    $          256    $        1,088
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       $         (559)    $        1,725    $        2,672
Net assets, beginning of period                                       12,074             10,349             7,677
------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                     $       11,515     $       12,074    $       10,349
------------------------------------------------------------------------------------------------------------------
Change in units outstanding:
       Accumulation units beginning of year                        2,225,669          2,147,002         1,685,437
       Purchase payments                                             525,674            650,780           982,414
       Policy withdrawals and charges                               (581,684)          (572,113)         (520,849)
------------------------------------------------------------------------------------------------------------------
       Accumulation units end of year                              2,169,659          2,225,669         2,147,002
------------------------------------------------------------------------------------------------------------------
       Accumulation unit value                                $        2.828     $        2.936    $        2.577
==================================================================================================================



                                                                           AN Money Market Portfolio
                                                             ---------------------------------------------
                                                                            Year ended December 31,
                                                             ---------------------------------------------
                                                                     2000            1999         1998
----------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
       Net investment income (loss)                             $        140    $         92  $       107
       Net realized gain (loss) on investments                            --              --           --
       Capital gains distributions from mutual funds                      --              --           --
       Net unrealized appreciation (depreciation)
          of investments during the period                                --              --           --
----------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
                resulting from operations                       $        140    $         92  $       107
----------------------------------------------------------------------------------------------------------
From policy related transactions:
       Purchase payments and other transfers, net               $         (9)   $         28  $        15
       Surrenders of accumulation units by terminations,
          withdrawals, and maintenance fees                               (7)             (5)         (12)
----------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from policy related transactions                 $        (16)   $         23  $         3
----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         $        124    $        115  $       110
Net assets, beginning of period                                        2,507           2,392        2,282
----------------------------------------------------------------------------------------------------------
Net assets, end of period                                       $      2,631    $      2,507  $     2,392
----------------------------------------------------------------------------------------------------------
Change in units outstanding:
       Accumulation units beginning of year                           37,055          26,510       23,789
       Purchase payments                                               5,740          16,530       14,500
       Policy withdrawals and charges                                (17,783)         (5,985)     (11,779)
----------------------------------------------------------------------------------------------------------
       Accumulation units end of year                                 25,012          37,055       26,510
----------------------------------------------------------------------------------------------------------
       Accumulation unit value                                  $      1.366    $      1.299  $     1.259
==========================================================================================================




                                                                             AN Balanced Portfolio
                                                             ---------------------------------------------------
                                                                            Year ended December 31,
                                                             ---------------------------------------------------
                                                                     2000              1999            1998
----------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
       Net investment income (loss)                             $         187     $         19    $         112
       Net realized gain (loss) on investments                             36               42               29
       Capital gains distributions from mutual funds                      266               66              116
       Net unrealized appreciation (depreciation)
          of investments during the period                               (277)             (95)             445
----------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
                resulting from operations                       $         212     $         32    $         702
----------------------------------------------------------------------------------------------------------------
From policy related transactions:
       Purchase payments and other transfers, net               $         111     $        565    $         261
       Surrenders of accumulation units by terminations,
          withdrawals, and maintenance fees                              (205)            (209)            (166)
----------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from policy related transactions                 $         (94)    $        356    $          95
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         $         118     $        388    $         797
Net assets, beginning of period                                         5,417            5,029            4,232
----------------------------------------------------------------------------------------------------------------
Net assets, end of period                                       $       5,535     $      5,417    $       5,029
----------------------------------------------------------------------------------------------------------------
Change in units outstanding:
       Accumulation units beginning of year                           493,731          495,551          447,269
       Purchase payments                                               85,585          124,983          158,715
       Policy withdrawals and charges                                (124,477)        (126,803)        (110,433)
----------------------------------------------------------------------------------------------------------------
       Accumulation units end of year                                 454,839          493,731          495,551
----------------------------------------------------------------------------------------------------------------
       Accumulation unit value                                  $       2.383     $      2.309    $       2.157
================================================================================================================

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)




                                                                            AN Equity Income Portfolio
                                                            -----------------------------------------------------
                                                                               Year ended December 31,
                                                            -----------------------------------------------------
                                                                     2000             1999              1998
-----------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                             $          142    $          15    $           68
      Net realized gain (loss) on investments                             120              110                42
      Capital gains distributions from mutual funds                       556              280               125
      Net unrealized appreciation (depreciation)
         of investments during the period                                 168              309               704
-----------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                       $          986    $         714    $          939
-----------------------------------------------------------------------------------------------------------------

From policy related transactions:
      Purchase payments and other transfers, net               $          386    $       1,094    $        1,060
      Surrenders of accumulation units by terminations,
         withdrawals, and maintenance fees                               (595)            (468)             (440)
-----------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from policy related transactions                 $         (209)   $         626    $          620
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        $          777    $       1,340    $        1,559
Net assets, beginning of period                                         8,661            7,321             5,762
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period                                      $        9,438    $       8,661    $        7,321
-----------------------------------------------------------------------------------------------------------------
Change in units outstanding:
      Accumulation units beginning of year                          1,180,057        1,138,122           863,138
      Purchase payments                                               215,101          336,505           508,472
      Policy withdrawals and charges                                 (286,285)        (294,570)         (233,488)
-----------------------------------------------------------------------------------------------------------------
      Accumulation units end of year                                1,108,873        1,180,057         1,138,122
-----------------------------------------------------------------------------------------------------------------
      Accumulation unit value                                  $        3.112    $       2.804    $        2.416
=================================================================================================================



                                                                     AN                       AN
                                                                 Small-Cap              International
                                                                  Mid-Cap                   Stock
                                                                 Portfolio                Portfolio
                                                        -----------------------------------------------------
                                                         Year ended December 31,     Year ended December 31,
                                                        -----------------------------------------------------
                                                                    2000                     2000
-------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                             $                 --     $                 --
      Net realized gain (loss) on investments                                    --                       --
      Capital gains distributions from mutual funds                              --                       --
      Net unrealized appreciation (depreciation)
         of investments during the period                                        (8)                      --
-------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                       $                 (8)    $                 --
-------------------------------------------------------------------------------------------------------------

From policy related transactions:
      Purchase payments and other transfers, net               $                 34     $                 --
      Surrenders of accumulation units by terminations,
         withdrawals, and maintenance fees                                       (1)                      --
-------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from policy related transactions                 $                 33     $                 --
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        $                 25     $                 --
Net assets, beginning of period                                                  --                       --
-------------------------------------------------------------------------------------------------------------
Net assets, end of period                                      $                 25     $                 --
-------------------------------------------------------------------------------------------------------------
Change in units outstanding:
      Accumulation units beginning of year                                       --                       --
      Purchase payments                                                      43,198                      187
      Policy withdrawals and charges                                         (6,490)                    (114)
-------------------------------------------------------------------------------------------------------------
      Accumulation units end of year                                         36,708                       73
-------------------------------------------------------------------------------------------------------------
      Accumulation unit value                                  $              0.685     $              0.838
=============================================================================================================


See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)


                                                                                    TRP International          TRP Mid-Cap
                                                     TRP Equity Income Portfolio     Stock Portfolio          Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                       Year ended December 31,    Year ended December 31,    Year ended December 31,
                                                      -------------------------  -------------------------  ------------------------
                                                          2000         1999         2000           1999         2000        1999
Increase in net assets resulting from operations:
       Net investment income (loss)                   $         1   $        --  $       --   $         --  $        --   $      --
       Net realized gain (loss) on investments                 --            --          --              7            1          --
       Capital gains distributions from mutual funds           --            --           1             --            1          --
       Net unrealized appreciation (depreciation)
          of investments during the period                      1            --          (2)            --           --          --
------------------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
                resulting from operations             $         2   $        --  $       (1)  $          7  $         2   $      --
------------------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
       Purchase payments and other transfers, net     $        10   $        --  $       20   $         (6) $        48   $       1
       Surrenders of accumulation units by
          terminations,withdrawals, and maintenance
          fees                                                 (2)           --          (2)            --           (2)         --
------------------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
               resulting from policy related
               transactions                           $         8   $        --  $       18   $         (6) $        46   $       1
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets               $        10   $        --  $       17   $          1  $        48   $       1
Net assets, beginning of period                                --            --           1             --            1          --
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                             $        10   $        --  $       18   $          1  $        49   $       1
====================================================================================================================================

Change in units outstanding:
       Accumulation units beginning of year                    59            --         895             --          584          --
       Purchase payments                                   12,489           121      18,057          1,028       58,383         751
       Policy withdrawals and charges                      (2,792)          (62)     (1,836)          (133)     (18,930)       (167)
------------------------------------------------------------------------------------------------------------------------------------
       Accumulation units end of year                       9,756            59      17,116            895       40,037         584
====================================================================================================================================
       Accumulation unit value                        $     1.025   $     0.913  $    1.026   $      1.259  $     1.213   $   1.139
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)

                                                       Fidelity High Income Portfolio          Fidelity Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                          Year ended December 31,                Year ended December 31,
                                                      --------------------------------    --------------------------------------
                                                        2000         1999       1998         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                    $     25    $     38    $     23    $      (71)  $      (51)  $      (22)
      Net realized gain (loss) on investments              (28)         (7)          9           380           91          125
      Capital gains distributions from mutual funds         --           2          17           930          657          516
      Net unrealized appreciation (depreciation)
         of investments during the period                  (94)          1         (75)       (2,300)       1,517          948
--------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations              $    (97)   $     34    $    (26)   $   (1,061)  $    2,214   $    1,567
--------------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
      Purchase payments and other transfers, net      $     81    $      7    $    195    $    1,560   $    1,520   $    1,363
      Surrenders of accumulation units by
         terminations, withdrawals, and maintenance
         fees                                              (93)        (65)        (80)       (1,297)      (1,016)        (884)
--------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from policy related
                  transactions                        $    (12)   $    (58)   $    115    $      263   $      504   $      479
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets               $   (109)   $    (24)   $     89    $     (798)  $    2,718   $    2,046
Net assets, beginning of period                            427         451         362         8,543        5,825        3,779
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                             $    318    $    427    $    451    $    7,745   $    8,543   $    5,825
================================================================================================================================

Change in units outstanding:
      Accumulation units beginning of year             282,412     319,669     243,238     2,514,990    2,335,876    2,097,171
      Purchase payments                                 82,091      67,497     166,392       723,539      653,953      872,710
      Policy withdrawals and charges                   (91,032)   (104,754)    (89,961)     (653,982)    (474,839)    (634,005)
--------------------------------------------------------------------------------------------------------------------------------
      Accumulation units end of year                   273,471     282,412     319,669     2,584,547    2,514,990    2,335,876
================================================================================================================================
      Accumulation unit value                         $  1.162    $  1.512    $  1.411    $    2.997   $    3.397   $    2.494
--------------------------------------------------------------------------------------------------------------------------------

                                                                    Fidelity Overseas Portfolio
------------------------------------------------------------------------------------------------------
                                                                       Year ended December 31,
                                                             -----------------------------------------
                                                                2000            1999           1998
------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                           $        6       $        5     $       6
      Net realized gain (loss) on investments                        57               37            15
      Capital gains distributions from mutual funds                 106               21            38
      Net unrealized appreciation (depreciation)
         of investments during the period                          (427)             276            18
------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                     $     (258)      $      339     $      77
------------------------------------------------------------------------------------------------------
From policy related transactions:
      Purchase payments and other transfers, net             $      260       $      259     $     247
      Surrenders of accumulation units by
         terminations, withdrawals, and maintenance
         fees                                                      (170)            (193)         (136)
------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from policy related
                  transactions                               $    1,190       $       66     $     111
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      $     (168)      $      405     $     188
Net assets, beginning of period                                   1,217              812           624
------------------------------------------------------------------------------------------------------
Net assets, end of period                                    $    1,049       $    1,217     $     812
======================================================================================================

Change in units outstanding:
      Accumulation units beginning of year                      601,213          566,871       486,951
      Purchase payments                                         248,486          216,678       192,519
      Policy withdrawals and charges                           (203,487)        (182,336)     (112,599)
------------------------------------------------------------------------------------------------------
      Accumulation units end of year                            646,212          601,213       566,871
======================================================================================================
      Accumulation unit value                                $    1.623       $    2.024     $   1.432
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)

                                                               Fidelity Contrafund Portfolio     Fidelity Mid-Cap Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Year ended December 31,          Year ended December 31,
                                                            -------------------------------------------------------------------
                                                                2000        1999        1998           2000         1999
----------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                          $      (16)  $     (11)  $     (5)     $       (4)   $     --
      Net realized gain (loss) on investments                       78          47         48               2          --
      Capital gains distributions from mutual funds                370          72         58              --          --
      Net unrealized appreciation (depreciation)
         of investments during the period                         (659)        412        294             160           1
-----------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                    $     (227)  $     520   $    395      $      158    $      1
-----------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
      Purchase payments and other transfers, net            $      673   $   1,005   $    907      $    1,777    $      1
      Surrenders of accumulation units by terminations,
         withdrawals, and maintenance fees                        (513)       (528)      (421)            (89)         --
-----------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from policy related transactions              $      160   $     477   $    486      $    1,688    $      1
-----------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     $      (67)  $     997   $    881      $    1,846    $      2
Net assets, beginning of period                                  2,934       1,937      1,056               2          --
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                   $    2,867   $   2,934   $  1,937      $    1,848    $      2
=============================================================================================================================

Change in units outstanding:
      Accumulation units beginning of year                   1,077,573     875,835    615,183           1,098          --
      Purchase payments                                        383,744     470,911    503,143       1,099,120       1,162
      Policy withdrawals and charges                          (323,536)   (269,173)  (242,491)        (92,687)        (64)
-----------------------------------------------------------------------------------------------------------------------------
      Accumulation units end of year                         1,137,781   1,077,573    875,835       1,007,531       1,098
=============================================================================================================================

      Accumulation unit value                               $    2.520   $   2.723   $  2.212      $    1.834    $  1.383
-----------------------------------------------------------------------------------------------------------------------------

                                                                          Fidelity Asset Manager: Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------
                                                                                   Year ended December 31,
                                                                       --------------------------------------------------
                                                                           2000               1999        1998
-------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                                      $     8           $      9      $       3
      Net realized gain (loss) on investments                                 3                 17             11
      Capital gains distributions from mutual funds                          51                 23             33
      Net unrealized appreciation (depreciation)
         of investments during the period                                  (136)                31             23
-------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                                $   (74)          $     80       $     70
-------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
      Purchase payments and other transfers, net                        $    23           $    104       $    265
      Surrenders of accumulation units by terminations,
         withdrawals, and maintenance fees                                 (105)              (128)          (101)
-------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from policy related transactions                          $   (82)          $    (24)      $    164
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 $  (156)          $     56       $    234
Net assets, beginning of period                                             618                562            328
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                               $   462           $    618       $    562
=========================================================================================================================

Change in units outstanding:
      Accumulation units beginning of year                              293,382            304,979        207,403
      Purchase payments                                                  73,636             88,275        174,100
      Policy withdrawals and charges                                   (114,248)           (99,872)       (76,524)
-------------------------------------------------------------------------------------------------------------------------
      Accumulation units end of year                                    252,770            293,382        304,979
=========================================================================================================================
      Accumulation unit value                                          $  1.827           $  2.106       $  1.844
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)

                                                            Fidelity
                                                            Balanced
                                                            Portfolio                      Fidelity Growth
                                                           --------------             Opportunities Portfolio
                                                            Year ended          ----------------------------------------
                                                            December 31,                Year ended December 31,
                                                           -------------------------------------------------------------
                                                               2000                        2000            1999
------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
       Net investment income (loss)                        $        --                  $       1      $        --
       Net realized gain (loss) on investments                      --                         (1)              --
       Capital gains distributions from mutual funds                --                         --               --
       Net unrealized appreciation (depreciation)

          of investments during the period                          --                         (7)              --
------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
                resulting from operations                  $        --                  $      (7)     $        --
------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
       Purchase payments and other transfers, net          $        14                  $      70      $         6
       Surrenders of accumulation units by
          terminations, withdrawals, and maintenance
          fees                                                      (1)                        (6)              --
------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
               resulting from policy related transactions  $        13                  $      64      $         6
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    $        13                  $      57      $         6
------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period                                     --                          6               --
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                  $        13                  $      63      $         6
========================================================================================================================

Change in units outstanding:
       Accumulation units beginning of year                         --                      6,496               --
       Purchase payments                                        14,738                     97,534            7,165
       Policy withdrawals and charges                           (1,499)                   (26,024)            (669)
------------------------------------------------------------------------------------------------------------------------
       Accumulation units end of year                           13,239                     78,006            6,496
========================================================================================================================
       Accumulation unit value                             $     0.948                  $   0.813      $     0.989
------------------------------------------------------------------------------------------------------------------------




                                                                                           Fidelity Growth
                                                                                         and Income Portfolio
                                                                                ----------------------------------------
                                                                                        Year ended December 31,
                                                                                ----------------------------------------
                                                                                           2000            1999
------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
       Net investment income (loss)                                                     $        --    $        --
       Net realized gain (loss) on investments                                                   --             (1)
       Capital gains distributions from mutual funds                                              1             --
       Net unrealized appreciation (depreciation)

          of investments during the period                                                       (1)             1
------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
                resulting from operations                                               $        --    $        --
------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
       Purchase payments and other transfers, net                                       $        25    $        17
       Surrenders of accumulation units by
          terminations, withdrawals, and maintenance
          fees                                                                                   (4)            (1)
------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets
               resulting from policy related transactions                               $        21    $        16
------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 $        21    $        16
------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period                                                                  16             --
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                                               $        37    $        16
========================================================================================================================

Change in units outstanding:
       Accumulation units beginning of year                                                  15,677             --
       Purchase payments                                                                     25,858         16,256
       Policy withdrawals and charges                                                        (4,165)          (579)
------------------------------------------------------------------------------------------------------------------------
       Accumulation units end of year                                                        37,370         15,677
========================================================================================================================
       Accumulation unit value                                                          $     0.986    $     1.032
------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)

                                                                     Fidelity Investment                 Fidelity Asset
                                                                     Grade Bond Portfolio               Manager Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Year ended December 31,         Year ended December 31,
                                                               --------------------------------------------------------------------
                                                                   2000         1999        1998        2000       1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                             $      7     $      3    $      1    $     29   $     26   $    18
      Net realized gain (loss) on investments                        (6)          --           2           7         20        26
      Capital gains distributions from mutual funds                  --            1          --          92         45        81
      Net unrealized appreciation (depreciation)
         of investments during the period                            6           (6)          1        (181)        21          3
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                       $     7     $     (2)   $      4    $    (53)  $    112   $    128
-----------------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
      Purchase payments and other transfers, net               $   (36)    $     23    $     62    $     79   $    196   $    298
      Surrenders of accumulation units by terminations,
         withdrawals, and maintenance fees                         (13)          (9)        (10)       (193)      (151)      (200)
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from policy related transactions                 $   (49)    $     14    $     52    $   (114)  $     45   $     98
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        $   (42)    $     12    $     56    $   (167)  $    157   $    226
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of period                                    108           96          40       1,233      1,076        850
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                      $    66     $    108    $     96    $  1,066   $  1,233  $   1,076
===================================================================================================================================

Change in units outstanding:
      Accumulation units beginning of year                      82,519       71,888      32,256     680,305    653,294    590,100
      Purchase payments                                         18,287       29,206      68,764     150,548    148,822    212,164
      Policy withdrawals and charges                           (54,776)     (18,575)    (29,132)   (213,172)  (121,811)  (148,970)
-----------------------------------------------------------------------------------------------------------------------------------
      Accumulation units end of year                            46,030       82,519      71,888     617,681    680,305    653,294
===================================================================================================================================
      Accumulation unit value                                  $ 1.440    $   1.307    $  1.333   $   1.726   $  1.812  $   1.646
-----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except for unit information)

                                                            Fidelity Index 500 Portfolio         Fidelity Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended December 31,              Year ended December 31,
                                                          --------------------------------------------------------------------------
                                                             2000       1999       1998           2000        1999       1998
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                       $       15   $       (3)  $       (3)   $       6   $       5 $         5
      Net realized gain (loss) on investments                   383          115          123           --          --          --
      Capital gains distributions from mutual funds              41           47          100           --          --          --
      Net unrealized appreciation (depreciation)
         of investments during the period                    (1,380)       1,296        1,022           --          --          --
------------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                 $     (941)  $    1,455   $    1,242    $       6   $       5  $        5
------------------------------------------------------------------------------------------------------------------------------------
From policy related transactions:
      Purchase payments and other transfers, net         $    1,229   $    2,434   $    3,534    $     169   $      28  $      128
      Surrenders of accumulation units by terminations,
         withdrawals, and maintenance fees                   (1,454)      (1,442)      (1,252)         (42)        (39)       (131)
------------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from policy related
              transactions                               $     (225)  $      992   $    2,282    $     127   $     (11) $       (3)
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  $   (1,166)  $    2,447   $    3,524    $     133   $      (6) $        2
Net assets, beginning of period                               9,333        6,886        3,362          114         120         118
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period                                $    8,167   $    9,333   $    6,886    $     247   $     114  $      120
====================================================================================================================================

Change in units outstanding:
      Accumulation units beginning of year                2,858,708    2,518,622    1,564,744       88,121      96,614      99,306
      Purchase payments                                     860,002    1,078,313    1,677,279      296,266     441,497   2,144,418
      Policy withdrawals and charges                       (935,551)    (738,227)    (723,401)    (203,045)   (449,990) (2,147,110)
------------------------------------------------------------------------------------------------------------------------------------
      Accumulation units end of year                      2,783,159    2,858,708    2,518,622      181,342      88,121      96,614
====================================================================================================================================
      Accumulation unit value                            $    2.934   $    3.265   $    2.734    $   1.364   $   1.294 $     1.242
------------------------------------------------------------------------------------------------------------------------------------

                                                            Fidelity Equity-Income Portfolio
-----------------------------------------------------------------------------------------------
                                                                 Year ended December 31,
                                                          -------------------------------------
                                                             2000        1999          1998
-----------------------------------------------------------------------------------------------
Increase in net assets resulting from operations:
      Net investment income (loss)                       $       31   $       18   $        8
      Net realized gain (loss) on investments                    39           68           73
      Capital gains distributions from mutual funds             219          108          119
      Net unrealized appreciation (depreciation)
         of investments during the period                      (118)         (22)          82
-----------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations                 $      171   $      172   $      282
-----------------------------------------------------------------------------------------------
From policy related transactions:
      Purchase payments and other transfers, net         $      (45)  $      606   $    1,126
      Surrenders of accumulation units by terminations,
         withdrawals, and maintenance fees                     (478)        (526)        (533)
-----------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets
              resulting from policy related
              transactions                               $     (523)  $       80   $      593
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  $     (352)  $      252   $      875
Net assets, beginning of period                               3,471        3,219        2,344
-----------------------------------------------------------------------------------------------
Net assets, end of period                                $    3,119   $    3,471   $    3,219
===============================================================================================

Change in units outstanding:
      Accumulation units beginning of year                1,490,939    1,456,873    1,175,683
      Purchase payments                                     309,025      378,739      647,393
      Policy withdrawals and charges                       (553,140)    (344,673)    (366,203)
-----------------------------------------------------------------------------------------------
      Accumulation units end of year                      1,246,824    1,490,939    1,456,873
===============================================================================================
      Accumulation unit value                            $    2.502   $    2.328   $    2.210
-----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

American National Variable Life Separate Account

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General ... American National Variable Life Separate Account (Separate Account) was established on July 30,1987 under Texas law as a separate investment account of American National Insurance Company (the Sponsor). The Separate Account began operations on February 20, 1991. The assets of the Separate Account are segregated from the Sponsor's other assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subacounts for the Investrac Gold Variable Universal Life product. There are currently 23 subaccounts within the Separate Account. Each of the subaccounts is invested only in a corresponding portfolio of the American National (AN), Fidelity Funds or T. Rowe Price Funds. The American National Funds were organized and are managed for a fee by Securities Management & Research, Inc. (SM&R) which is a wholly-owned subsidiary of the Sponsor.

Basis of Presentation ... The financial statements of the Separate Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Investments ... Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes ... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the contract owners are not taxed to the Sponsor. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

Use of Estimates ... The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

Reclassifications ... Certain items in the 1998 and 1999 financial statements were reclassified to conform with the 2000 presentation.

Reporting periods ... Several funds became investment choices as of May 1, 2000 or 1999 and, accordingly, activity for only one or two periods, respectively, is presented in the statements of operations and changes in net assets.

(2)  SPONSOR'S INVESTMENT

On March 1, 1991 the Sponsor made a $7,000,000 initial investment in the Separate Account. This investment had a total market value of approximately $18,414,000 at December 31, 2000. This initial investment may be withdrawn at the discretion of the Sponsor without penalty.

(3)  SECURITY PURCHASES AND SALES

The aggregate cost of purchases (including reinvestment of dividend distributions and transfers between funds) and proceeds from sales of investments in the mutual fund portfolios, for the years ended December 31, 2000, 1999, and 1998 were as follows (in thousands):

                                             2000                 1999             1998
                                     Purchases    Sales  Purchases    Sales Purchases Sales
--------------------------------------------------------------------------------------------
AN Growth                             $   888     $  691  $  698     $  485  $ 1,700  $  236
AN Money Market                           146         22     110          5      127      15
AN Balanced                               537        178     217        135      423     102
AN Equity Income                          936        447     664        266      923     109
AN Small-Cap/Mid-Cap                       33         --      --         --       --      --
AN International Stock                     --         --      --         --       --      --
T. Rowe Price Equity Income                11          2      --         --       --      --
T. Rowe Price International Stock          20          1       1         --       --      --
T. Rowe Price Mid-Cap Growth               69         22       1         --       --      --
Fidelity High Income                       96         83      90        108      240      84
Fidelity Growth                         2,123      1,001   1,503        392    1,349     377
Fidelity Overseas                         440        238     254        162      220      65
Fidelity Contrafund                       887        373     731        192      692     153
Fidelity Mid Cap                        1,726         42      --         --       --      --
Fidelity Asset Manager: Growth            132        155     117        109      272      72
Fidelity Balanced                          15          2      --         --       --      --
Fidelity Growth Opportunities              84         19       7         --       --      --
Fidelity Growth and Income                 23          1      17          2       --      --
Fidelity Investment Grade Bond             17         59      35         18       91      37
Fidelity Asset Manager                    287        280     211         95      339     141
Fidelity Index 500                      1,153      1,322   1,523        488    2,660     281
Fidelity Money Market                     260        127     319        326       96      93
Fidelity Equity Income                    523        796     532        326      992     270
--------------------------------------------------------------------------------------------
TOTALS                                $10,406     $5,861  $7,031     $3,109  $10,124  $2,035

(4)  POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges ... The mortality risk and expense risk charges, at an effective annual rate of up to 0.90%, are applied daily against the net assets representing equity of contract owners held in each subaccount.

Monthly Administrative Charges ... A monthly administrative charge is deducted from each policy. During the first twelve (12) policy months, this charge will be $2.50 plus a fee ranging from $0.0632 to $2.59 per $1,000 of the policyowner's death benefit from age 0 to 75, respectively. Thereafter, such monthly administrative charge shall be a maximum of $2.50, plus $0.025 per $1,000 of the policyowner's death benefit.

Surrender Charge ... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. No surrender charge will be imposed on death benefits.

Transfer Charge ... A $25 transfer charge is imposed after the first four transfers in any one policy year for transfers made among the subaccounts.

Premium Charges ... Premiums paid will be reduced by a 4% sales charge to compensate the Sponsor for expenses associated with distributing the policy. In addition, a $2.00 transaction charge will be deducted to reimburse the Sponsor for billings and confirmations. Premium taxes for certain jurisdictions are deducted from premiums paid at rates ranging from zero to 4%.

Independent Auditors' Report

To the Stockholders and Board of Directors

American National Insurance Company:

We have audited the accompanying consolidated statement of financial position of American National Insurance Company and subsidiaries as of December 31, 2000, and the related consolidated statements of income and comprehensive income, changes in stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2000, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

February 5, 2001, except for note 17,
which is February 27, 2001
Houston, Texas

Report of Independent Public Accountants

To the Stockholders and Board of Directors,

American National Insurance Company

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1999, and the related consolidated statements of income, changes in stockholders' equity, comprehensive income and cash flows for the years ended December 31, 1999 and 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1999, and the results of their operations and their cash flows for the years ended December 31, 1999 and 1998 in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Houston, Texas

February 11, 2000


CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

                                                                     2000        1999          1998

Premiums and other revenue
  Premiums
    Life........................................................  $  301,440   $  300,326   $  295,207
    Annuity.....................................................      55,504       41,704       45,079
    Accident and health.........................................     404,973      396,072      393,602
    Property and casualty.......................................     426,786      392,576      354,820
  Other policy revenues.........................................     103,323      100,258      105,041
  Net investment income.........................................     479,089      473,949      475,242
  Gain from sale of investments, net............................      22,571      149,061       49,768
  Other income..................................................      40,795       35,668       25,906

    Total revenues..............................................   1,834,481    1,889,614    1,744,665

Benefits and expenses
  Death and other benefits:
    Life........................................................     218,652      218,109      217,122
    Annuity.....................................................      53,180       45,464       41,888
    Accident and health.........................................     316,965      290,846      289,553
    Property and casualty.......................................     374,671      311,723      280,036
  Increase (decrease) in liability for future policy benefits:
    Life........................................................      15,539       15,546       13,304
    Annuity.....................................................      18,991        9,748       21,831
    Accident and health.........................................       2,127        4,787         (262)
  Interest credited to policy account balances..................     107,358      117,411      126,914
  Commissions for acquiring and servicing policies..............     256,146      264,808      247,015
  Other operating costs and expenses............................     222,458      210,877      199,294
  Decrease (increase) in deferred policy acquisition costs,
   net of amortization..........................................       7,807       (2,188)       9,795
  Taxes, licenses and fees......................................      36,694       33,744       32,334

    Total benefits and expenses.................................   1,630,588    1,520,875    1,478,824

Income from operations before equity
 in earnings of unconsolidated affiliates
 and federal income taxes.......................................     203,893      368,739      265,841
Equity in earnings of unconsolidated affiliates.................       3,049       19,942        8,048

Income from operations before federal income taxes..............     206,942      388,681      273,889
Provision (benefit) for federal income taxes
  Current.......................................................      83,255      132,128       77,707
  Deferred......................................................     (16,487)     (10,060)      (1,216)

Net income......................................................  $  140,174   $  266,613   $  197,398

Net income per common share - basic and diluted.................  $     5.29   $    10.07   $     7.45



See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)

                                                                             December 31,
                                                                           2000          1999
Assets
  Investments, other than investments in unconsolidated affiliates
     Debt securities:
       Bonds held-to-maturity, at amortized cost....................   $3,534,465    $3,636,786
       Bonds available-for-sale, at market..........................      749,268       838,161
     Marketable equity securities, at market:
       Preferred stocks.............................................       24,113        39,752
       Common stocks................................................      844,852       963,337
     Mortgage loans on real estate..................................    1,024,312     1,033,330
     Policy loans...................................................      294,313       293,287
     Investment real estate, net of
      accumulated depreciation of $103,807 and $110,658.............      243,263       251,529
     Short-term investments.........................................      140,518        95,352
     Other invested assets..........................................      134,857       102,001

       Total investments............................................    6,989,961     7,253,535
  Cash..............................................................      156,785        14,376
  Investments in unconsolidated affiliates..........................      158,229       119,372
  Accrued investment income.........................................      107,573       110,161
  Reinsurance ceded receivables.....................................      228,062       104,216
  Prepaid reinsurance premiums......................................      191,899       194,969
  Premiums due and other receivables................................      152,218        96,703
  Deferred policy acquisition costs.................................      747,884       758,796
  Property and equipment, net.......................................       51,194        50,132
  Other assets......................................................      183,992       103,443
  Separate account assets...........................................      302,590       284,823

       Total assets.................................................   $9,270,387    $9,090,526


Liabilities
  Policyholder funds
     Future policy benefits:
       Life.........................................................   $1,890,103    $1,872,066
       Annuity......................................................      203,948       186,650
       Accident and health..........................................       67,026        64,901
     Policy account balances........................................    2,206,888     2,283,428
     Policy and contract claims.....................................      573,742       403,984
     Other policyholder funds.......................................      647,911       557,103

       Total policyholder liabilities...............................    5,589,618     5,368,132
  Current federal income taxes......................................      (21,818)        9,218
  Deferred federal income taxes.....................................      148,691       221,341
  Other liabilities.................................................      227,649       143,866
  Separate account liabilities......................................      302,590       284,823

       Total Liabilities............................................    6,246,730     6,027,380

Stockholders' equity
  Capital stock.....................................................       30,832        30,832
  Additional paid-in capital........................................        2,850           211
  Accumulated other comprehensive income............................      150,402       254,820
  Retained earnings.................................................    2,944,453     2,880,010
  Treasury stock, at cost...........................................     (100,862)     (102,727)
  Restricted stock..................................................       (4,018)           --

       Total stockholders' equity...................................    3,023,657     3,063,146

       Total liabilities and stockholders' equity...................   $9,270,387    $9,090,526


See accompanying notes to consolidated financial statements.


CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)

                                                                         2000         1999         1998
Common
stock               Balance at beginning and end of year...........  $   30,832   $   30,832   $   30,832

Additional          Balance at beginning of year...................         211          211          211
paid-in capital     Issuance of treasury shares as restricted stock       2,639           --           --

                    Balance at end of year.........................       2,850          211          211

Accumulated         Balance at beginning of year...................     254,820      299,176      215,883
other               Change in unrealized gains on
comprehensive       marketable securities, net.....................    (104,313)     (44,328)      83,293
income              Foreign exchange adjustments...................        (105)         (28)          --

                    Balance at end of year.........................     150,402      254,820      299,176

Retained            Balance at beginning of year...................   2,880,010    2,687,120    2,561,218
earnings            Net income.....................................     140,174      266,613      197,398
                    Cash dividends to stockholders
                    ($2.86, $2.78, $2.70 per share)................     (75,731)     (73,723)     (71,496)

                    Balance at end of year.........................   2,944,453    2,880,010    2,687,120

Treasury            Balance at beginning of year...................    (102,727)    (102,727)    (102,727)
stock               Issuance of treasury shares as restricted stock       1,865           --           --

                    Balance at end of year.........................    (100,862)    (102,727)    (102,727)

Restricted          Balance at beginning of year...................          --           --           --
stock               Issuance of treasury shares as restricted stock      (4,504)          --           --
                    Amortization of restrictions...................         486           --           --

                    Balance at end of year.........................      (4,018)          --           --

Stockholders'
equity              Balance at end of year.........................  $3,023,657   $3,063,146   $2,914,612





CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands)

                                                    2000         1999         1998
Net income.................................     $  140,174   $  266,613   $  197,398

Other comprehensive income
 Change in unrealized gains on marketable
  securities, net..........................       (104,313)     (44,328)      83,293
 Foreign exchange adjustments..............           (105)         (28)          --

  Total....................................       (104,418)     (44,356)      83,293

Comprehensive income.......................     $   35,756   $  222,257   $  280,691


See accompanying notes to consolidated financial statements.


CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

                                                                            2000       1999        1998
Operating activities
  Net income...........................................................  $ 140,174   $ 266,613   $ 197,398
  Adjustments to reconcile net income to net cash
   provided by operating activities:
     Increase in liabilities for policyholders' funds..................    298,026     125,112     120,343
     Charges to policy account balances................................   (100,422)   (101,739)   (105,111)
     Interest credited to policy account balances......................    107,358     117,411     126,914
     Deferral of policy acquisition costs..............................   (229,171)   (141,450)   (140,707)
     Amortization of deferred policy acquisition costs.................    236,789     135,385     149,116
     Deferred federal income tax benefit...............................    (16,487)    (10,060)     (1,216)
     Depreciation......................................................     21,564      19,598      17,351
     Accrual and amortization of discounts and premiums................    (17,319)    (15,183)    (13,993)
     Gain from sale of investments, net................................    (22,571)   (149,061)    (49,768)
     Equity in earnings of unconsolidated affiliates...................     (3,049)    (19,942)     (8,048)
     Increase in premiums receivable...................................    (55,515)     (5,185)     (7,243)
     Decrease (increase) in accrued investment income..................      2,588      (5,756)     (2,044)
     Capitalization of interest on policy and mortgage loans...........    (14,395)    (17,099)    (15,365)
     Other changes, net................................................   (152,092)    (25,883)    (98,634)

       Net cash provided by operating activities.......................    195,478     172,761     168,993

Investing activities
  Proceeds from sale or maturity of investments:
     Bonds.............................................................    243,016     257,398     316,067
     Stocks............................................................    198,901     374,615     247,951
     Real estate.......................................................     18,766      32,921      33,186
     Other invested assets.............................................     18,146      96,670         171
  Principal payments received on:
     Mortgage loans....................................................     89,585     176,394     154,333
     Policy loans......................................................     36,940      37,594      42,093
  Purchases of investments:
     Bonds.............................................................    (99,701)   (508,205)   (373,401)
     Stocks............................................................   (143,828)   (160,465)   (237,868)
     Real estate.......................................................     (2,039)    (29,124)     (7,462)
     Mortgage loans....................................................    (34,095)   (146,513)    (35,420)
     Policy loans......................................................    (24,217)    (22,461)    (24,034)
     Other invested assets.............................................    (99,023)   (137,683)    (79,081)
  Decrease (increase) in short-term investments, net...................    (45,166)     (4,984)     36,418
  Decrease (increase) in investment in unconsolidated affiliates, net..    (38,857)        726     (19,210)
  Increase in property and equipment, net..............................    (12,291)    (17,219)    (14,188)

       Net cash provided by (used in) investing activities.............    106,137     (50,336)     39,555

Financing activities
  Policyholders' deposits to policy account balances...................    324,881     309,885     289,654
  Policyholders' withdrawals from policy account balances..............   (408,356)   (366,439)   (409,975)
  Dividends to stockholders............................................    (75,731)    (73,723)    (71,496)

       Net cash used in financing activities...........................   (159,206)   (130,277)   (191,817)

Net increase (decrease) in cash........................................    142,409      (7,852)     16,731
  Cash:
     Beginning of the year.............................................     14,376      22,228       5,497

     End of the year...................................................  $ 156,785   $  14,376   $  22,228

See accompanying notes to consolidated financial statements.

(1)  NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively "American National") operate primarily in the insurance industry. Operating on a multiple line basis, American National offers a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through non-insurance subsidiaries, American National offers mutual funds and invests in real estate. The majority (99%) of revenues is generated by the insurance business. Business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe and, through subsidiaries, business is conducted in Mexico. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit, independent third party marketing organizations and direct sales to the public.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

Principles of consolidation and basis of presentation--The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

The consolidated financial statements have been prepared on the basis of Generally Accepted Accounting Principles (GAAP) which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 14.)

Certain reclassifications have been made to the 1998 and 1999 financial information to conform to the 2000 presentation.

Use of estimates--The preparation of consolidated financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Accounting changes

Accounting for derivative instruments--FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by FAS No. 137 and FAS No. 138, is effective for all quarters beginning after June 15, 2000. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

American National adopted FAS No. 133, as amended, on January 1, 2001. The adoption of FAS No. 133 did not have a significant effect on American National's financial position or results from operations.

Investments

Debt securities--Bonds that are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National's ability and intent to hold these securities until maturity.

Bonds held as available-for-sale are carried at market.

Preferred stocks--All preferred stocks are classified as available-for-sale and are carried at market.

Common stocks-- All common stocks are classified as available-for-sale and are carried at market.

Unrealized gains--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.

Mortgage loans--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.

Policy loans--Policy loans are carried at cost.

Investment real estate--Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is provided over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods.

American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

Short-term investments--Short-term investments (primarily commercial paper) are carried at amortized cost.

Other invested assets--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

Investment valuation allowances and impairments--Investment valuation allowances are established for other than temporary impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of asset. The increase in the valuation allowances is reflected in current period income as a realized loss in the gain from sale of investments, net.

Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

Cash and cash equivalents

American National considers cash on-hand and in-banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of cash flows.

Investments in unconsolidated affiliates

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

Property and equipment

These assets consist of buildings occupied by the companies, electronic data processing equipment and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Foreign currencies

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income.

Insurance specific assets and liabilities

Deferred policy acquisition costs--Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

Future policy benefits--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges.

Recognition of premium revenue and policy benefits

Traditional ordinary life and health--Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Annuities--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the deposits received plus accumulated interest less applicable accumulated administrative fees.

Universal life and single premium whole life--Revenues from universal life policies and single premium whole-life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

Property and casualty--Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 2000. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

Participating insurance policies--The allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.5% of the life insurance in force at December 31, 2000 and 5.4% of life premiums in 2000.

Federal income taxes

American National and all but one of its subsidiaries will file a consolidated life/non-life federal income tax return for 2000. Alternative Benefit Management, Inc. files a separate return.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Separate account assets and liabilities

The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

(3)  INVESTMENTS

The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

                                                         Gross        Gross     Estimated
                                           Amortized   Unrealized  Unrealized     Market
December 31, 2000:                            Cost       Gains       Losses       Value

Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies......  $   58,765    $    689   $    (201)  $   59,253
      States and political subdivisions..      49,906         591        (145)      50,352
      Foreign governments................     108,541       3,854          --      112,395
      Public utilities...................     998,042      12,715     (19,676)     991,081
      All other corporate bonds..........   2,226,709      40,791     (27,481)   2,240,019
      Mortgage-backed securities.........      92,502       4,512          (3)      97,011

        Total bonds held-to-maturity.....   3,534,465      63,152     (47,506)   3,550,111

    Bonds available-for-sale:
      U. S. Government and agencies......      19,646         336          --       19,982
      States and political subdivisions..      38,563         225         (74)      38,714
      Foreign governments................      27,571       2,007          --       29,578
      Public utilities...................     221,886       3,809      (9,098)     216,597
      All other corporate bonds..........     500,045       7,501     (63,149)     444,397

        Total bonds available-for-sale...     807,711      13,878     (72,321)     749,268

    Total debt securities................   4,342,176      77,030    (119,827)   4,299,379

Marketable equity securities:
      Preferred stock....................      23,970         881        (738)      24,113
      Common stock.......................     549,721     372,866     (77,735)     844,852

    Total marketable equity securities...     573,691     373,747     (78,473)     868,965

Total investments in securities..........  $4,915,867    $450,777   $(198,300)  $5,168,344


                                                         Gross        Gross     Estimated
                                           Amortized   Unrealized  Unrealized     Market
December 31, 1999:                            Cost       Gains       Losses       Value

Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies......  $  141,247    $    286   $  (1,891)  $  139,642
      States and political subdivisions..      44,624          52      (3,858)      40,818
      Foreign governments................     107,250       1,279        (636)     107,893
      Public utilities...................   1,126,456       4,833     (29,482)   1,101,807
      All other corporate bonds..........   2,118,267      11,476     (70,222)   2,059,521
      Mortgage-backed securities.........      98,942       3,570         (70)     102,442

        Total bonds held-to-maturity.....   3,636,786      21,496    (106,159)   3,552,123

    Bonds available-for-sale:
      U. S. Government and agencies......      54,506          --        (651)      53,855
      States and political subdivisions..      38,538          --      (3,836)      34,702
      Foreign governments................      27,469       1,023         (15)      28,477
      Public utilities...................     184,126       1,728      (2,298)     183,556
      All other corporate bonds..........     552,529       5,477     (20,435)     537,571

        Total bonds available-for-sale...     857,168       8,228     (27,235)     838,161

    Total debt securities................   4,493,954      29,724    (133,394)   4,390,284

Marketable equity securities:
      Preferred stock....................      39,145       1,287        (680)      39,752
      Common stock.......................     551,064     413,522      (1,249)     963,337

    Total marketable equity securities...     590,209     414,809      (1,929)   1,003,089

Total investments in securities..........  $5,084,163    $444,533   $(135,323)  $5,393,373


Debt Securities--The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 2000, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                        Bonds-Held-to-Maturity  Bonds-Available-for-Sale
                                                      Estimated              Estimated
                                          Amortized     Market    Amortized   Market
                                             Cost       Value       Cost      Value

Due in one year or less.................  $   98,003  $   97,589   $ 44,944  $ 45,014
Due after one year through five years...   1,772,771   1,792,009    426,682   390,565
Due after five years through ten years..   1,515,379   1,506,273    290,045   267,131
Due after ten years.....................      55,811      57,230     46,040    46,558

                                           3,441,964   3,453,101    807,711   749,268
Without single maturity date............      92,501      97,010         --        --

                                          $3,534,465  $3,550,111   $807,711  $749,268


Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $234,477,000 for 2000. Gross gains of $68,605,000 and gross losses of $48,761,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $8,893,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net loss from the sale of these bonds was $7,941,000.

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $466,899,000 for 1999. Gross gains of $148,762,000 and gross losses of $6,043,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $33,813,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net loss from the sale of these bonds was $5,314,000.

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $317,556,000 for 1998. Gross gains of $71,935,000 and gross losses of $36,975,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $40,454,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $1,073,000.

Bonds were called or otherwise redeemed by the issuers during 2000, which resulted in proceeds of $125,271,000 from the disposal. Gross gains of $379,000 were realized on those disposals. Bonds were called by the issuers during 1999, which resulted in proceeds of $163,596,000 from the disposal. Gross gains of $688,000 were realized on those disposals. Bonds were called by the issuers during 1998, which resulted in proceeds from the disposal of $89,205,000. Gross gains of $747,000 were realized on those disposals.

All gains and losses were determined using specific identification of the securities sold.

Unrealized gains on securities--Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholder's equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $81,060,000, $137,222,000 and $160,912,000 for 2000, 1999, and
1998, respectively.

The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                        2000       1999       1998
                                                     -------------------------------
Bonds available-for-sale...........................  $ (39,436)  $(66,800)  $ 10,482
Preferred stocks...................................       (464)    (1,793)       969
Common stocks......................................   (117,142)   (20,456)   124,921
Index options......................................       (139)        --         --
Amortization of deferred policy acquisition costs..     (3,294)    21,028     (8,229)

                                                      (160,475)   (68,021)   128,143
Provision for federal income taxes.................     56,162     23,693    (44,850)

                                                     $(104,313)  $(44,328)  $ 83,293


Mortgage loans--In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 2000, mortgage loans have both fixed rates from 6.00% to 12.25% and variable rates from 6.39% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 3 months to 32 years.

American National has investments in first lien mortgage loans on real estate with carrying values of $1,024,312,000 and $1,033,330,000 at December 31, 2000
and 1999, respectively. Impaired loans, on which valuation allowances were established, totaled $42,465,000 and $41,446,000 at December 31, 2000 and 1999,
respectively. The valuation allowances on those loans totaled $4,838,000 and $11,412,000 at December 31, 2000 and 1999, respectively.

Policy loans--All of the Company's policy loans carry interest rates ranging from 5% to 8% at December 31, 2000.

Investment income and realized gains (losses)--Investment income and realized gains (losses) from disposals of investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):


                                                                    Gains (Losses) from
                                       Investment Income          Disposals of Investments
                                 2000      1999       1998        2000       1999      1998
                              --------------------------------------------------------------
Bonds.......................  $322,204   $318,898   $317,481   $(17,759)  $ (5,327)  $ 2,614
Preferred stocks............     1,879      2,599      2,584        (36)    (1,212)        1
Common stocks...............    14,802     16,284     16,774     38,018    149,946    33,092
Mortgage loans..............    94,287     98,111     97,871     (7,874)     1,206     1,248
Real estate.................    71,613     65,027     80,138      3,848      6,417     1,338
Other invested assets.......    37,832     36,819     29,123     (2,015)     2,793      (564)
Investment in
 unconsolidated affiliates..        --         --         --         --         --        29

                               542,617    537,738    543,971     14,182    153,823    37,758

Investment expenses.........   (63,528)   (63,789)   (68,729)        --         --        --
Decrease (increase) in
 valuation allowances.......        --         --         --      8,389     (4,762)   12,010

                              $479,089   $473,949   $475,242   $ 22,571   $149,061   $49,768




(4) OFF-BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.

Bonds:

Management believes American National's bond portfolio is of investment grade and is diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                                                        2000   1999
                                                        -----------
AAA...................................................    6%     8%
AA....................................................   14%    14%
A.....................................................   57%    57%
BBB...................................................   19%    18%
Below BBB.............................................    4%     3%

                                                        100%  100%

Common stock:

American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                                                                   2000   1999
                                                                ----------------
Basic materials.................................................     1%     4%
Capital goods...................................................     9%     7%
Consumer goods..................................................    18%    20%
Energy..........................................................     8%     7%
Finance.........................................................    18%    10%
Technology......................................................    16%    24%
Health care.....................................................    13%    10%
Miscellaneous...................................................    10%    12%
Mutual funds....................................................     7%     6%

                                                                   100%  100%



Mortgage loans and investment real estate:

American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                         Mortgage      Investment
                           Loans       Real Estate

                        2000   1999    2000   1999
                        ---------------------------
Office buildings..        17%    17%     15%    15%
Shopping centers..        49%    52%     41%    42%
Commercial........         4%     4%      6%     5%
Apartments........         1%     1%      3%     3%
Hotels/motels.....         8%     6%     13%    13%
Industrial........        16%    16%     21%    21%
Other.............         5%     4%      1%     1%

                         100%   100%    100%   100%


American National has a diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:


                        Mortgage     Investment
                          Loans      Real Estate

                       2000   1999   2000   1999
                       --------------------------
New England.........      9%     9%    --     --
Middle Atlantic.....     16%    16%    --     --
East North Central..      9%    10%    18%    18%
West North Central..      2%     3%    17%    17%
South Atlantic......     22%    19%     7%     7%
East South Central..      1%     1%    13%    13%
West South Central..     25%    25%    37%    36%
Mountain............      6%     7%     2%     3%
Pacific.............     10%    10%     6%     6%

                        100%   100%   100%   100%



For discussion of other off-balance sheet risks, see Note 5.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

Estimated fair values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies could have a material effect on the estimated fair values.

Debt securities:
The estimated fair values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.

Marketable equity securities:
Fair values for preferred and common stocks represent quoted market prices obtained from independent pricing services.

Mortgage loans:

The fair value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.

Policy loans:
The carrying amount for policy loans approximates their fair value.

Short-term investments:
The carrying amount for short-term investments approximates their fair value.

Investment contracts:

The fair value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their fair value.

Investment commitments:
American National's investment commitments are all short-term in duration, and the fair value was not significant at December 31, 2000 or 1999.

Values:

The carrying amounts and estimated fair values of financial instruments at December 31 are as follows (in thousands):


                                            2000                     1999
                                  --------------------------------------------------
                                                Estimated                 Estimated
                                   Carrying       Fair       Carrying       Fair
                                    Amount        Value       Amount        Value
Financial assets:
 Bonds:
  Held-to-maturity..............   $3,534,465   $3,550,111   $3,636,786   $3,552,123
  Available-for-sale............      749,268      749,268      838,161      838,161
 Preferred stock................       24,113       24,113       39,752       39,752
 Common stock...................      844,852      844,852      963,337      963,337
 Mortgage loans on real estate..    1,024,312    1,071,438    1,033,330    1,044,146
 Policy loans...................      294,313      294,313      293,287      293,287
 Short-term investments.........      140,518      140,518       95,352       95,352
Financial liabilities:
 Investment contracts...........    1,494,353    1,494,353    1,639,348    1,639,348

(6) DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums for the years ended December 31, 2000, 1999, and 1998 are summarized as follows (in thousands):

                                              Life     Accident   Property &
                                           & Annuity   & Health    Casualty      Total

Balance at December 31, 1997.............  $ 633,339   $105,174     $  9,828  $  748,341

   Additions.............................     87,660     25,897       25,764     139,321
   Amortization..........................    (98,017)   (26,940)     (24,159)   (149,116)
   Effect of change in unrealized gains
     on available-for-sale securities....     (8,229)        --           --      (8,229)

 Net change..............................    (18,586)    (1,043)       1,605     (18,024)
 Acquisitions............................        782        604           --       1,386

Balance at December 31, 1998.............    615,535    104,735       11,433     731,703

   Additions.............................     82,708     25,315       29,550     137,573
   Amortization..........................    (87,701)   (21,263)     (26,421)   (135,385)
   Effect of change in unrealized gains
     on available-for-sale securities....     21,028         --           --      21,028

 Net change..............................     16,035      4,052        3,129      23,216
 Acquisitions............................      3,652        225           --       3,877

Balance at December 31, 1999.............    635,222    109,012       14,562     758,796
   Additions.............................    132,720     60,838       35,424     228,982
   Amortization..........................   (141,591)   (63,518)     (31,680)   (236,789)
   Effect of change in unrealized gains
     on available-for-sale securities....     (3,294)        --           --      (3,294)

 Net change..............................    (12,165)    (2,680)       3,744     (11,101)
 Acquisitions............................        123         66           --         189

Balance at December 31, 2000.............  $ 623,180   $106,398     $ 18,306  $  747,884

2000 Premiums............................  $ 356,944   $404,973     $426,786  $1,188,703

1999 Premiums............................  $ 342,030   $396,072     $392,576  $1,130,678

1998 Premiums............................  $ 340,286   $393,602     $354,820  $1,088,708


Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements.

(7) FUTURE POLICY BENEFITS AND POLICY ACCOUNT BALANCES

Life insurance:
Assumptions used in the calculation of future policy benefits or policy account balances for individual life policies are as follows:

                                                                                                       Percentage of
                                                                                                       Future Policy
  Policy Issue                                 Interest                                                     Benefits
      Year                                       Rate                                                      So Valued
Ordinary--
1996-2000         7.5% for years 1 through 5, graded to 5.5% at the end of year 25, and level thereafter          4%
1981-1995         8% for years 1 through 5, graded to 6% at the end of year 25, and level thereafter             18%
1976-1981         7% for years 1 through 5, graded to 5% at the end of year 25, and level thereafter             15%
1972-1975         6% for years 1 through 5, graded to 4% at the end of year 25, and level thereafter              6%
1969-1971         6% for years 1 through 5, graded to 3.5% at the end of year 30, and level thereafter            5%
1962-1968         4.5% for years 1 through 5, graded to 3.5% at the end of year 15, and level thereafter          9%
1948-1961         4% for years 1 through 5, graded to 3.5% at the end of year 10, and level thereafter            8%
1947 and prior    Statutory rates of 3% or 3.5%                                                                   1%

Industrial--
1948-1967         4% for years 1 through 5, graded to 3.5% at the end of year 10, and level thereafter            4%
1947 and prior    Statutory rates of 3%                                                                           3%

Universal Life    Future policy benefits for universal life are equal to the current account value               27%

                                                                                                                100%


Future policy benefits for group life policies have been calculated using a level interest rate of 4%. Mortality and withdrawal assumptions are based on American National's experience.

Annuities:

Fixed annuities included in future policy benefits are calculated using a level interest rate of 6%. Mortality and withdrawal assumptions are based on American National's experience. Policy account balances for interest-sensitive annuities are equal to the current gross account balance.

Health Insurance:

Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%. Morbidity and termination assumptions are based on American National's experience.

(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):

                                     2000      1999       1998
                                   -----------------------------
Balance at January 1.............  $282,138  $266,832   $247,564
  Less reinsurance recoverables..     3,988        11      2,567

Net Balance at January 1.........   278,150   266,821    244,997

Incurred related to:
  Current year...................   703,225   654,222    598,379
  Prior years....................     1,746   (16,322)    (6,324)

Total incurred...................   704,971   637,900    592,055

Paid related to:
  Current year...................   456,971   457,279    411,352
  Prior years....................   182,662   169,292    158,879

Total paid.......................   639,633   626,571    570,231

Net Balance at December 31.......   343,488   278,150    266,821
  Plus reinsurance recoverables..     8,842     3,988         11

Balance at December 31...........  $352,330  $282,138   $266,832


The balances at December 31 are included in policy and contract claims on the consolidated statements of financial position.

(9)  REINSURANCE

As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the assuming companies were unable to meet their obligations under any reinsurance treaties.

To minimize its exposure to significant losses from reinsurer insolvencies, American National evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 2000, amounts recoverable from reinsurers with a carrying value of $101,537,000 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. American National holds collateral related to these credit reinsurers totaling $77,296,000. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 90 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

                                                        2000         1999         1998
                                                     ------------------------------------
Direct premiums....................................  $1,297,995   $1,268,129   $1,201,189
Reinsurance premiums assumed from other companies..     260,214      110,180       42,403
Reinsurance premiums ceded to other companies......    (369,506)    (247,631)    (154,884)

Net premiums.......................................  $1,188,703   $1,130,678   $1,088,708

Reinsurance recoveries.............................  $  256,731   $  162,863   $   88,240

Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):


                                                       2000          1999          1998
                                                  ----------------------------------------
Direct life insurance in force..................  $ 47,902,590   $46,156,190   $44,134,974
Reinsurance risks assumed from other companies..       873,996       797,059       713,200

Total life insurance in force...................    48,776,586    46,953,249    44,848,174
Reinsurance risks ceded to other companies......   (12,573,404)   (9,629,707)   (7,965,042)

Net life insurance in force.....................  $ 36,203,182   $37,323,542   $36,883,132


(10) FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):


                                           2000              1999                1998
                                     -------------------------------------------------------
                                     Amount    Rate    Amount    Rate      Amount     Rate
Income tax on pre-tax income.......  $72,430   35.00% $136,038   35.00%   $ 95,861   35.00%
Tax-exempt investment income.......   (3,956)  (1.91)   (1,691)  (0.44)%      (971)  (0.35)%
Dividend exclusion.................   (1,247)  (0.60)   (3,414)  (0.88)%    (5,044)  (1.84)%
Exempted losses on sale of assets..   (2,604)  (1.26)   (4,470)  (1.15)%    (9,856)  (3.60)%
Miscellaneous tax credits, net.....   (1,467)  (0.71)   (1,467)  (0.38)%    (1,467)  (0.54)%
Other items, net...................    3,612    1.74    (2,928)  (0.75)%    (2,032)  (0.74)%

                                     $66,768   32.26% $122,068   31.40%   $ 76,491   27.93%


The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2000 and December 31, 1999 are as follows (in thousands):


                                                                        2000        1999
                                                                     ---------------------
Deferred tax assets:
--------------------
   Investment in bonds, real estate and other invested
    assets, principally due to investment valuation allowances.....  $  10,024   $  17,750
   Policyowner funds, principally due to policy reserve discount...    103,866      87,650
   Policyowner funds, principally due to unearned premium reserve..     12,843      11,219
   Other assets....................................................      5,892       4,689

 Total gross deferred tax assets...................................    132,625     121,308
   Less valuation allowance........................................     (3,000)     (3,000)

 Net deferred tax assets...........................................  $ 129,625   $ 118,308

Deferred tax liabilities:
-------------------------
   Marketable equity securities, principally due to
    net unrealized gains on stock..................................  $ (81,060)  $(131,347)
   Investment in bonds, principally due to
    accrual of discount on bonds...................................    (13,190)    (20,941)
   Deferred policy acquisition costs, due to
    difference between GAAP and tax................................   (178,788)   (184,217)
   Property, plant and equipment, principally due to
    difference between GAAP and tax depreciation methods...........     (5,278)     (3,144)
   Other liabilities...............................................         --          --

 Net deferred tax liabilities......................................   (278,316)   (339,649)

Total deferred tax.................................................  $(148,691)  $(221,341)


Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets.

Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1999 and December 31, 2000, and the cumulative balance was approximately $63,000,000 at both dates.

Federal income taxes totaling approximately $114,415,000, $108,060,000 and $111,465,000 were paid to the Internal Revenue Service in 2000, 1999 and 1998, respectively. The statute of limitations for the examination of federal income tax returns through 1996 for American National and its subsidiaries by the Internal Revenue Service has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1996. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(11) Components of comprehensive income

The items included in comprehensive income, other than net income, are unrealized gains on available-for-sale securities, net of deferred acquisition costs, and foreign exchange adjustments.

The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows (in thousands):

                                           Before       Federal      Net of
                                           Federal    Income Tax     Federal
                                         Income Tax     Expense    Income Tax

December 31, 2000
-----------------
Unrealized Losses......................   $(139,180)    $(48,709)   $ (90,471)
Less: reclassification adjustment for
 gains realized in net income..........     (21,295)      (7,453)     (13,842)

Net unrealized loss component
 of comprehensive income...............   $(160,475)    $(56,162)   $(104,313)


December 31, 1999
-----------------
Unrealized Gains/(Losses)..............   $  80,700     $ 28,359    $  52,341
Less: reclassification adjustment for
 gains realized in net income..........    (148,721)     (52,052)     (96,669)

Net unrealized loss component
 of comprehensive income...............   $ (68,021)    $(23,693)   $ (44,328)


December 31, 1998
-----------------
Unrealized Gains/(Losses)..............   $ 163,103     $ 57,086    $ 106,017
Less: reclassification adjustment for
 gains realized in net income..........     (34,960)     (12,236)     (22,724)

Net unrealized gains component
 of comprehensive income...............   $ 128,143     $ 44,850    $  83,293


(12) common stock and earnings per share

American National has only one class of common stock and no preferred stock. At December 31, 2000, 1999 and 1998, American National had 50,000,000 authorized shares of $1.00 par value common stock with 30,832,449 shares issued. At December 31, 2000 and 1999, treasury shares were 4,274,284, restricted shares were 79,000 and unrestricted shares outstanding were 26,479,165. At December 31, 1998 there were no restricted shares, treasury shares were 4,353,284; and total outstanding shares were 26,479,165.

Stock-Based Compensation--During 1999, American National's stockholders approved the "1999 Stock and Incentive Plan." Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Rewards, Incentive Awards and any combination of these. The number of shares available for grants under the plan cannot exceed 900,000 shares, and no more than 50,000 shares may be granted to any one individual in any calendar year. During 2000, the plan was amended to adjust the grant price of awards made during 1999.

The Plan provides for the award of Restricted Stock. Restricted Stock Awards entitle the participant to full dividend and voting rights. Unvested shares are restricted as to disposition and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. Awards of 79,000 shares were granted to directors and board consultants on August 1, 1999, with 19,000 granted at an exercise price of $70.50 per share (subsequently amended in 2000 to $57 per share), and 60,000 granted at an exercise price of zero. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. During 2000 and 1999, none of the restrictions on these shares lapsed and all of the Restricted Stock was outstanding at the end of the year. The amount of compensation expense recorded was $486,000 in 2000.

On August 1, 1999, American National granted Stock Appreciation Rights (SAR) on 81,500 shares to selected officers. These SARs were granted at a stated price of $70.50 per share (subsequently amended in 2000 to $57 per share), vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. American National uses the average of the high and low price on the last trading day of the period to calculate the fair value and compensation expense for SARs. The fair value and compensation expense of the SARs was $709,000 at December 31, 2000 and zero at December 31, 1999.

Stock Appreciation Right information for 2000 and 1999 follows:


                                             Weighted
                                              Average
                                             Price per
                                    Shares     Share

Outstanding at December 31, 1998        --          --
     Granted                        81,500    $57.0000

Outstanding at December 31, 1999    81,500     57.0000
     Granted                         3,000     61.8125
     Exercised                      (1,100)    57.0000
     Canceled                       (1,208)    57.0000

Outstanding at December 31, 2000    82,192     57.1757


The weighted-average contractual remaining life for the 82,192 shares outstanding as of December 31, 2000 is 8.5 years. The weighted-average exercise price for these shares is $57.18 per share. Of the shares outstanding, 15,192 are exercisable at a weighted-average exercise price of $57.00 per share

Earnings Per Share--Earnings per share for 2000, 1999, and 1998 were calculated using a weighted-average number of shares outstanding of 26,479,165. There were no potentially dilutive items outstanding in 1998. In 1999, the average market price, since the grant date of the Restricted Stock Awards, was less than the exercise price. In 2000, the incremental number of shares to be added to number of shares outstanding was approximately 7,000 shares and had no effect on the earnings per share calculation. As a result, diluted earnings per share is equal to the basic earnings per share for 2000 and 1999.

Dividends--American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and, in the absence of special approval, limit the payment of dividends to statutory net gain from operations on an annual, non-cumulative basis. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National's insurance subsidiaries.

At December 31, 2000, approximately $611,088,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.



(13) SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.

The operating segments are as follows:

Multiple Line Marketing -- This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National, ANTEX, ANPAC, ANGIC and ANPAC Lloyds.

Home Service Division -- This segment derives its revenues from the sale of individual life, annuity and accident and health insurance. In this segment, the agent collects the premiums. This segment includes business in the United States and Mexico.

Independent Marketing -- This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.

Health Division -- This segment derives its revenues primarily from the sale of accident and health insurance plus group life insurance marketed through group brokers and third party marketing organizations.

Senior Age Marketing -- This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company.

Direct Marketing -- This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.

Credit Insurance Division -- This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.

Capital and Surplus -- This segment derives its revenues principally from investment instruments.

All Other -- This category comprises segments which are too small to show individually. This category includes non-insurance, reinsurance assumed, and retirement benefits.

All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses not specifically attributable to policy transactions are allocated to the lines within each segment as follows:

 . Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available.

 . Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then re-allocated to the other segments in accordance with the amount of equity invested in each segment.

 . Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

 .  Gain or loss on the sale of investments is allocated to capital and surplus.

 . Equity in earnings of unconsolidated affiliates is allocated to the segment that provided the funds to invest in the affiliate.

 . Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.

The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 2000, 1999 and 1998 (in thousands):

                                                                                       Gain From
                              Premiums        Net                                     Operations    Federal
                                and        Investment                     Equity        Before      Income
                               Other         Income       Expenses          in          Federal       Tax
                               Policy         and            and      Unconsolidated    Income      Expense      Net
                              Revenue    Realized Gains   Benefits      Affiliates       Taxes     (Benefit)   Income
2000
----
Multiple Line Marketing      $  518,271        $ 95,629  $  596,098          $    --    $ 17,802   $  5,874   $ 11,928
Home Service Division           212,951         119,543     276,686               --      55,808     18,417     37,391
Independent Marketing            76,236         113,107     176,196               --      13,147      4,339      8,808
Health Division                 253,820           8,779     281,837               --     (19,238)    (6,349)   (12,889)
Credit Insurance Division        63,412          17,010      68,466               --      11,956      3,945      8,011
Senior Age Marketing            148,565          18,292     156,970               --       9,887      3,263      6,625
Direct Marketing                 28,076           3,906      28,678               --       3,304      1,090      2,214
Capital & Surplus                   938          94,795        (264)             100      96,097     30,190     65,907
All Other                        30,553          30,599      45,922            2,949      18,179      5,999     12,180

                             $1,332,822        $501,660  $1,630,589          $ 3,049    $206,942   $ 66,768   $140,174





1999
----
Multiple Line Marketing      $  489,263        $ 95,821  $  530,321          $    --    $ 54,763   $ 18,072   $ 36,691
Home Service Division           209,033         118,978     263,945               --      64,066     21,142     42,924
Independent Marketing            60,574         118,960     162,052               --      17,482      5,769     11,713
Health Division                 237,446           7,406     256,390               --     (11,538)    (3,808)    (7,730)
Credit Insurance Division        63,262          16,094      65,903               --      13,453      4,439      9,014
Senior Age Marketing            148,368          18,013     162,209               --       4,172      1,377      2,795
Direct Marketing                 26,857           3,734      24,823               --       5,768      1,903      3,865
Capital and Surplus               1,087         211,453         256           12,249     224,533     67,900    156,633
All Other                        30,714          32,551      54,976            7,693      15,982      5,274     10,708

                             $1,266,604        $623,010  $1,520,875          $19,942    $388,681   $122,068   $266,613

1998
----
Multiple Line Marketing      $  452,146        $ 95,063  $  488,842          $    --    $ 58,367   $ 19,261   $ 39,106
Home Service Division           203,976         122,188     252,446               --      73,718     24,327     49,391
Independent Marketing            69,714         122,279     184,655               --       7,338      2,422      4,916
Health Division                 211,249           7,850     240,195               --     (21,096)    (6,962)   (14,134)
Credit Insurance Division        57,727          15,215      61,181               --      11,761      3,881      7,880
Senior Age Marketing            162,161          17,760     169,929               --       9,992      3,297      6,695
Direct Marketing                 26,619           3,588      24,034               --       6,173      2,037      4,136
Capital and Surplus                 982         107,737         761            8,048     116,006     24,390     91,616
All Other                        35,081          33,330      56,781               --      11,630      3,838      7,792

                             $1,219,655        $525,010  $1,478,824          $ 8,048    $273,889   $ 76,491   $197,398


There were no significant non-cash items to report. Substantially all of the consolidated revenues were derived in the United States.

Most of the operating segments provide essentially the same types of products. The following table provides revenues within each segment by line of business for the years ended December 31, 2000, 1999 and 1998 (in thousands):

                                Total Revenues

                                                 Accident &  Property &                        Total
                               Life    Annuity     Health     Casualty   Credit   All Other   Revenues
2000
----
Multiple Line Marketing      $122,302  $ 17,392    $ 17,853    $450,894  $    --   $     --  $  608,441
Home Service Division         287,057     4,477       9,317          --       --         --     300,851
Independent Marketing          14,549   162,592          --          --       --         --     177,141
Health Division                 4,055        --     253,274          --       --         --     257,329
Credit Insurance Division          --        --          --          --   69,346         --      69,346
Senior Age Marketing           30,487     1,675     125,541          --       --         --     157,703
Direct Marketing               31,188        --         219          --       --         --      31,407
Capital & Surplus                  --        --          --          --       --    173,478     173,478
All Other                      29,311     1,671         937          --       --     26,866      58,785

                             $518,949  $187,807    $407,141    $450,894  $69,346   $200,344  $1,834,481


1999
----
Multiple Line Marketing      $121,753  $ 17,637    $ 19,736    $403,029  $    --  $--        $  562,155
Home Service Division         283,566     4,576       8,778          --       --         --     296,920
Independent Marketing           8,938   157,569          --          --       --         --     166,507
Health Division                 3,920        --     236,559          --       --         --     240,479
Credit Insurance Division          --        --          --          --   69,007         --      69,007
Senior Age Marketing           31,577     1,692     125,609          --       --         --     158,878
Direct Marketing               29,501       146         427          --       --         --      30,074
Capital and Surplus                --        --          --          --       --    306,797     306,797
All Other                      30,120     1,878       1,709          --       --     25,090      58,797

                             $509,375  $183,498    $392,818    $403,029  $69,007   $331,887  $1,889,614


1998
---------------------------
Multiple Line Marketing      $121,829  $ 16,826    $ 20,232    $365,369  $    --   $     --  $  524,256
Home Service Division         279,531     4,410       8,793          --       --         --     292,734
Independent Marketing           5,328   173,990          --          --       --         --     179,318
Health Division                 3,802        --     210,622          --       --         --     214,424
Credit Insurance Division          --        --          --          --   63,470         --      63,470
Senior Age Marketing           32,821     1,583     137,889          --       --         --     172,293
Direct Marketing               29,042       165         462          --       --         --      29,669
Capital and Surplus                --        --          --          --       --    204,991     204,991
All Other                      31,996    18,962       1,977          --       --     10,575      63,510

                             $504,349  $215,936    $379,975    $365,369  $63,470   $215,566  $1,744,665


The operating segments are supported by the fixed income assets and policy loans. Equity type assets, such as stocks, real estate and other invested assets, are investments of the Capital and Surplus segment. Assets of the non-insurance companies are specifically associated with those companies in the "All Other" segment. Any assets not used in support of the operating segments are assigned to Capital and Surplus.

The following table summarizes assets by operating segment for the years ended December 31, 2000 and 1999 (in thousands):

                                2000        1999

Multiple Line Marketing....  $1,687,541  $1,598,043
Home Service Division......   1,815,757   1,789,073
Independent Marketing......   1,650,600   1,719,508
Health Division............     376,246     193,018
Credit Insurance Division..     408,780     387,669
Senior Age Marketing.......     340,324     326,163
Direct Marketing...........      91,173      82,799
Capital & Surplus..........   2,275,332   2,400,368
All Other..................     624,634     593,885

                             $9,270,387  $9,090,526


The net assets of the Capital and Surplus and All Other segments include investments in unconsolidated affiliates. Almost all of American National's assets are located in the United States of America.

The amount of each segment item reported is the measure reported to the chief operating decision-maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations are made when preparing the consolidated financial statements, and allocations of revenues, expenses and gains or losses have been included when determining reported segment profit or loss.

The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.

The results of the operating segments of the business are affected by economic conditions and customer demands. A portion of American National's insurance business is written through one third-party marketing organization. During 2000, approximately 10% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 8% and 11% in 1999 and 1998, respectively. Of the total business written by this one organization, the majority was annuities.

(14) RECONCILIATION TO STATUTORY ACCOUNTING

American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of Generally Accepted Accounting Principles. Effective January 1, 2001 new codified statutory accounting principles are required to be adopted. Management believes that the adoption of these new principles will not have a material effect on the statutory capital and surplus as reported in the following tables.

Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):


                                                   2000         1999         1998
Statutory net income of insurance companies..  $   132,682   $  159,375   $  155,368
Net gain (loss) of non-insurance companies...      (17,524)      97,782       15,240

Combined net income..........................      115,158      257,157      170,608
Increases/(decreases):
 Deferred policy acquisition costs...........       (7,807)       2,188       (9,795)
 Policyholder funds..........................       15,851        4,288       18,702
 Deferred federal income tax benefit.........       16,487       10,060        1,216
 Premiums deferred and other receivables.....       (2,134)      (2,315)         (84)
 Gain on sale of investments.................         (752)         416         (292)
 Change in interest maintenance reserve......       (5,904)      (1,033)       2,773
 Asset valuation allowances..................        8,388       (4,762)      12,010
Other adjustments, net.......................         (240)         948        2,336
Consolidating eliminations and adjustments...        1,127         (334)         (76)

Net income reported herein...................  $   140,174   $  266,613   $  197,398




                                                    2000         1999         1998
Statutory capital and
 surplus of insurance companies..............  $ 2,309,259   $2,377,589   $2,163,593
Stockholders equity
 of non-insurance companies..................      517,805      523,550      524,630

Combined capital and surplus.................    2,827,064    2,901,139    2,688,223
Increases/(decreases):
 Deferred policy acquisition costs...........      747,884      758,796      731,703
 Policyholder funds..........................      174,874      159,394      154,445
 Deferred federal income taxes...............     (148,691)    (221,341)    (259,243)
 Premiums deferred and other receivables.....      (82,583)     (80,453)     (78,139)
 Reinsurance in "unauthorized companies".....       45,769       37,376       38,748
 Statutory asset valuation reserve...........      339,963      370,191      344,926
 Statutory interest maintenance reserve......        4,308        9,729       10,762
 Asset valuation allowances..................      (30,062)     (38,285)     (28,489)
 Investment market value adjustments.........      (56,087)      (9,556)      48,656
Non-admitted assets and
 other adjustments, net......................      204,393      158,876      173,877
Consolidating eliminations and adjustments...   (1,003,175)    (982,720)    (910,857)

Stockholders' equity reported herein.........  $ 3,023,657   $3,063,146   $2,914,612


In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $74,432,000 on deposit with appropriate regulatory authorities.

(15) RETIREMENT BENEFITS

American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service.

American National also sponsors for key executives two non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary.

Actuarial computations of pension expense (before income taxes) produced a pension debit of $4,071,000 for 2000, $3,954,000 for 1999 and $3,051,000 for
1998.

The pension debit for the years ended December 31, is made up of the following (in thousands):

                                                   2000      1999      1998

Service cost-benefits earned during period.....  $ 5,212   $ 5,833   $ 5,629
Interest cost on projected benefit obligation..    8,927     8,175     7,661
Expected return on plan assets.................   (8,940)   (8,946)   (8,887)
Amortization of past service cost..............      289       534       473
Amortization of transition asset...............   (2,619)   (2,619)   (2,619)
Amortization of actuarial loss.................    1,202       977       794

           Total pension debit.................  $ 4,071   $ 3,954   $ 3,051

The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the pension plans.

Actuarial present value of benefit obligation:


                                                                  2000                      1999
                                                       --------------------------  --------------------------
                                                          Assets      Accumulated     Assets      Accumulated
                                                          Exceed       Benefits       Exceed       Benefits
                                                        Accumulated     Exceed      Accumulated     Exceed
                                                          Benefits      Assets       Benefits       Assets
Vested benefit obligation.............................  $(77,961)    $(28,064)        $(72,591)      $(24,781)

Accumulated benefit obligation........................  $(80,947)    $(28,064)        $(75,578)      $(24,781)

Projected benefit obligation..........................  $(98,531)    $(29,349)        $(91,897)      $(27,189)
Plan assets at fair value
 (long term securities)...............................   131,439           --          130,363            --

Funded status:
 Plan assets in excess of
   projected benefit obligation.......................    32,908      (29,349)          38,466       (27,189)
 Unrecognized net loss................................     4,698          545            1,981         1,554
 Prior service cost not yet recognized in
   periodic pension cost..............................        --          208               --           497
 Unrecognized net transition asset at January 1
   being recognized over 15 years.....................    (2,619)          --           (5,239)          --

Prepaid pension cost included in other assets
 or other liabilities.................................  $ 34,987     $(28,596)        $ 35,208     $(25,138)





Assumptions used at December 31:                           2000       1999
---------------------------------------------------------------------------
Weighted-average discount rate on benefit obligation....    7.40%      7.30%
Rate of increase in compensation levels.................    4.80%      4.80%
Expected long-term rate of return on plan assets........    7.00%      7.00%

Other Benefits

Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.

American National has one health benefit plan for retirees of all companies in the consolidated group. Participation in this plan is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to this plan in the future.

The retiree health benefit plan provides major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plan is contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by American National, are to be contributed by the retirees.

The accrued post-retirement benefit obligation, included in other liabilities, was $5,888,000 and $13,221,000 at December 31, 2000 and 1999, respectively.
These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since American Nationals contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.

(16) COMMITMENTS AND CONTINGENCIES

Commitments--American National and its subsidiaries lease insurance sales office space in various cities. The long-term lease commitments at December 31, 2000 were approximately $5,508,000.

In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 2000 to purchase, expand or improve real estate, to fund mortgage loans and to purchase other invested assets aggregating $77,626,000, all of which are expected to be funded in 2001. As of December 31, 2000, all of the mortgage loan commitments have interest rates that are fixed.

Contingencies--American National and its subsidiaries are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial settlements across the life insurance industry. American National is a defendant in similar class action lawsuits. After reviewing these cases with legal counsel, management believes that American National has meritorious defenses against these lawsuits. Therefore, no provision for possible losses on these cases has been recorded in the consolidated financial statements. Based on information currently available, management also believes that any amounts that may be ultimately paid, if any, arising from these cases would not have a material effect on the company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, that bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continue to create the potential for an unpredictable judgement in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgement is greater than management can anticipate, the resulting liability could have a material impact on the consolidated financial results.

(17) SUBSEQUENT EVENT

On October 31, 2000, American National entered into a definitive merger agreement with Farm Family Holdings, Inc. (FFH) under which American National will acquire FFH. The acquisition price was set at $44 per share for the common stock of FFH and $35.72 per share for the preferred stock outstanding plus any accrued and unpaid dividends as of the closing date.

The merger was valued at approximately $280 million to be paid in cash and funded by a combination of cash on hand and debt financing. The merger was also subject to certain closing conditions. On February 27, 2001, the stockholders of FFH approved the merger. Subsequently the only significant closing condition remaining was the approval of the New York Insurance Department. American National expects to close this acquisition by the end of the first quarter of 2001.

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



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                                                                             121

                          UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

  American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following papers and documents:

  The facing sheet.
  The prospectus consisting of ___ pages.
  Undertaking to file reports.
  Rule 484 undertaking.
  Representation pursuant to Section 26(e)(2)(A).
  Signatures.
  Written Consents

  The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:

Exhibit 1....     Resolution of the Board of Directors of American National
                  Insurance Company authorizing establishment of American National Variable Life Separate Account (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 2....     Not Applicable

Exhibit 3(a)....  Distribution and Administrative Services Agreement
                  (previously filed in post-effective no. 8 on April 26, 1996)

Exhibit 3(b)....  Not Applicable

Exhibit 3(c)....  Schedule of Sales Commissions (previously filed in post-
                  effective amendment no. 8 on April 26, 1996)

Exhibit 4....     Not Applicable

Exhibit 5....     Flexible Premium Variable Life Insurance Policy (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 6(1)....  Articles of Incorporation of American National Insurance
                  Company (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 6(2)....  By-laws of American National Insurance Company (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 7....     Not Applicable

Exhibit 8(1)....  Form of American National Investment Accounts, Inc. Fund
                  Participation Agreement (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 8(2)....  Form of Variable Insurance Products Fund Fund Participation
                  Agreement (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 8(3)....  Form of Variable Insurance Products Fund II Fund Participation
                  Agreement (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 8(4)... Form of T. Rowe Price Fund Participation Agreement (previously filed in post-effective amendment no. 12 on April 30, 1999)

Exhibit 9....     Not Applicable

Exhibit 10....    Application Form (previously filed in post-effective
                  amendment no. 8 on April 26, 1996)

Exhibit 11a....   Independent Auditors' Consent for KPMG LLP

Exhibit 11b...    Independent Auditors' Consent for Arthur Andersen LLP

Exhibit 12....    Opinion of Counsel

Exhibit 13....    Actuarial Opinion

Exhibit 15....    Actuarial Basis of Payment and Cash Value Adjustment Pursuant
                  to Rule 6e-3(T)(b)(V)(B) (previously filed in post-effective amendment no. 8 on April 26, 1996)

Exhibit 16....    Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii)
                  (previously filed in post-effective amendment no. 8 on April 26, 1996)

     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 26th day of April, 2001.

                         AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT (Registrant)

                              By:   American National Insurance Company


                                    By:  /s/ Robert L. Moody
                                    --------------------------------
                                             Robert L. Moody,
                                             Chairman of the Board and
                                             Chief Executive Officer

                              AMERICAN NATIONAL INSURANCE COMPANY
                              (Depositor)


                              By:  /s/ Robert L. Moody
                              -------------------------------------
                                       Robert L. Moody,
                                       Chairman of the Board
                                       and Chief Executive Officer

attest:

/s/ Vincent E. Soler, Jr.
---------------------------------------
Vincent E. Soler, Jr.,
Vice President, Secretary and Treasurer

     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

Signature                     Title                                  Date
---------                     -----                                  ----


/s/ Michael W. McCroskey   Executive Vice President -            April 26, 2001
------------------------   Investments (Principal Financial      --------------
Michael W. McCroskey       Officer)

/s/ Stephen E. Pavlicek    Senior Vice President and Controller  April 26, 2001
------------------------   (Principal Accounting Officer)        --------------
Stephen E. Pavlicek

Signature                           Title                        Date
---------                           -----                        ----


/s/ Robert L. Moody             Chairman of the Board,      April 26, 2001
------------------------------  Director, and Chief         --------------
Robert L. Moody                 Executive Officer


/s/ G. Richard Ferdinandtsen    Director                    April 26, 2001
------------------------------                              --------------
G. Richard Ferdinandtsen


/s/ Irwin M. Herz, Jr.          Director                    April 26, 2001
------------------------------                              --------------
Irwin M. Herz, Jr.


/s/ R. Eugene Lucas             Director                    April 26, 2001
------------------------------                              --------------
R. Eugene Lucas


/s/ E. Douglas McLeod           Director                    April 26, 2001
------------------------------                              --------------
E. Douglas McLeod

                                Director
------------------------------                              --------------
Frances Anne Moody


                                Director
------------------------------                              --------------
Russell S. Moody

                                Director
------------------------------                              --------------
W. L. Moody, IV


                                Director
------------------------------                              --------------
Joe Max Taylor